Exhibit 99.6

FEDERAL DEPOSIT INSURANCE CORPORATION

550 17th Street NW, Washington, D.C. 20429

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

San Joaquin Bank

(Name of Registrant as Specified In Its Charter)

___________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:
(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

SAN JOAQUIN BANK

1301 – 17th Street

Bakersfield, California 93301

May 15, 2006

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of San Joaquin Bank.  It will be held at 4:00 p.m. PDT on Tuesday, June 20, 2006, at the Bank’s Rosedale Office, 3800 Riverlakes Drive, Bakersfield, California as stated in the formal notice accompanying this letter.  We hope you will plan to attend.

The following Proxy Statement/Offering Circular discusses the business to be conducted at the Annual Meeting, which in addition to the election of directors and the ratification of the selection of independent auditors, includes a proposal to create a “bank holding company.”  We will also review operating results for the past year.

The full description of the proposals, the reasons for them and their possible effects are discussed in the Proxy Statement/Offering Circular.  We urge you to read it carefully so that you may vote your interests in an informed manner.

The Board of Directors of San Joaquin Bank has unanimously voted in favor of creating a “bank holding company” to be called San Joaquin Bancorp (the “Holding Company”).  Under this proposal, you would exchange your Bank shares for shares in the Holding Company.  Thus, instead of owning the Bank directly, you would own shares in the Holding Company which would own the entire economic interest in the Bank.  If the bank holding company reorganization is completed, for each share of Bank common stock that you own, you will receive one share of the Holding Company common stock.  The Holding Company or its exchange agent will mail a letter of transmittal to you following the Reorganization providing instructions on how you can surrender the originals of all stock certificates held by you in exchange for new stock certificates in the Holding Company.

This new corporate structure will provide greater financial and corporate flexibility in raising capital and making potential acquisitions.  In addition, the new structure will allow the Bank to participate in activities through the Holding Company which are not permissible for the Bank to engage in directly.  The Holding Company will be permitted to engage directly in non-bank activities, such as selling insurance, providing financial consulting and investment services and other activities which are closely related to banking.  After the reorganization, the nature of the business conducted by the Bank will not change.

In order to ensure your shares are voted at the Meeting, you can vote by Internet or through the mail ..  Instructions regarding internet voting are included on the Proxy Card.  If you choose to vote by mail, please sign, date and return the proxy card in the accompanying postage-paid envelope.  The Proxy Statement explains more about voting.  If you attend the Meeting, you may vote in person even though you previously voted your proxy.

Whether or not you plan to attend the meeting, please take the time to complete and mail your proxy to us.  If you do not indicate on your proxy how you want to vote, your proxy will be counted as a vote in favor of the proposal.  If you fail to return your proxy, you will in effect vote against the proposal.

THE PROPOSAL TO CREATE A BANK HOLDING COMPANY CANNOT BE COMPLETED UNLESS HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE BANK VOTE FOR IT.  WE STRONGLY SUPPORT THE ORGANIZATION OF A BANK HOLDING COMPANY AND RECOMMEND THAT YOU VOTE IN FAVOR OF IT.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Bruce Maclin

Bart Hill

Chairman of the Board

President and

Chief Executive Officer

THE SECURITIES TO BE ISSUED IN THE REORGANIZATION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER CERTAIN STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER SUCH LAWS.  NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, THE CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS, NOR ANY STATE SECURITIES AUTHORITIES HAVE APPROVED OR DISAPPROVED OF THE ISSUANCE OF THE SECURITIES TO BE ISSUED IN THE REORGANIZATION, NOR HAVE SUCH AGENCIES PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROXY STATEMENT/OFFERING CIRCULAR.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES TO BE ISSUED IN THE REORGANIZATION ARE NOT DEPOSITS OR ACCOUNTS, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.  THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

SAN JOAQUIN BANK

1301 – 17th Street

Bakersfield, California 93301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time

Tuesday, June 20, 2006 at 4:00 p.m. PDT

Place

San Joaquin Bank’s Rosedale Office

3800 Riverlakes Drive, Bakersfield, California

Items of Business

1.

To elect 10 directors to serve until the 2007 Annual Meeting of Shareholders;

2.

To ratify the appointment of Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation as independent auditors for 2006;

3.

To consider and vote upon a proposal to organize a bank holding company for the Bank in a transaction in which the existing Shareholders of the Bank would become the Shareholders of the Holding Company; and

4.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Who May Vote?

Shareholders of record at the close of business on April 25, 2006 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

You are entitled to one vote for each share of the Bank’s common stock that you owned of record at the close of business on April 25, 2006.  The accompanying proxy card indicates the number of shares you are entitled to vote at the Meeting.

You are strongly encouraged to attend the Annual Meeting and also to complete, sign, date and return as promptly as possible, the proxy submitted herewith in the return envelope provided for your use whether or not you plan to attend the meeting in person.  The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you later decide to attend the Annual Meeting.

Annual Report

San Joaquin Bank’s Annual Report to Shareholders for the fiscal year ended December 31, 2005 was previously mailed to Shareholders on or around April 30, 2006.  The Annual Report contains financial and other information about the activities of San Joaquin Bank, but does not constitute a part of the proxy soliciting materials.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen M. Annis, CRP

Executive Vice President

Corporate Secretary, CFO

Dated:  May 15, 2006

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY, OR VOTE BY INTERNET USING THE PROCEDURES DESCRIBED IN THE PROXY STATEMENT SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

TABLE OF CONTENTS

Offering Circular	1
Available Information	3
Introduction	5
Voting Information	5
Dissenters Rights	7
Stock Ownership	8
Section 16(a) Beneficial Ownership Reporting Compliance	10

Proposal 1 – Election of Directors	11

Board of Directors	11
Nominees to the Board of Directors	11
Board of Directors and Committees	12
Compensation of Non-Employee Directors	16
Bank Transactions with Directors and Management	17
Executive Officers	17
Compensation Committee Interlocks and Insider Participation	17

Executive Compensation	18
Summary Compensation Table	18
Stock Options	19
Executive Salary Continuation Agreements	22
Change in Control Agreements	24
San Joaquin Bank 401(k) Plan	25
Report of the Board of Directors on Executive Compensation	26

Shareholder Return - Investment Performance	28
Comparison of Five-Year Cumulative Total Return	28

Proposal 2 – Ratification of Auditors	29

Audit Committee Report	31

Proposal 3 – Organization of a Bank Holding Company	32

Summary	32

Risk Factors	37

Bank Holding Company Reorganization	38

Anti-Takeover Measures	43

Market Prices of Stock	44

Dividends	45

Capitalization	46

Financial Statements	46

History and Business of the Holding Company	47

History and Business of the Bank	49

Compensation of Executive Officers and Directors	52

Related Party Transactions	53

Supervision and Regulation	53

Comparative Description of Common Stock	63

Reports	65

Legal Opinion	66

Shareholder Proposal Guidelines	67

Shareholder Communication to Board of Directors	68

Other Matters	69

Appendix A - Audit Committee Charter	A-1

Attachment 1 – Agreement and Plan of Reorganization
Attachment 2 – Articles of Incorporation of San Joaquin Bancorp

SAN JOAQUIN BANK

1301 – 17TH Street

Bakersfield, California 93301

_______________

PROXY STATEMENT

_______________

SAN JOAQUIN BANCORP

OFFERING CIRCULAR

This Proxy Statement/Offering Circular and the accompanying proxy card are being mailed to Shareholders of San Joaquin Bank (the “Bank”) beginning on or about May 15, 2006.  The San Joaquin Bank Board of Directors is soliciting proxies to be used at the 2006 Annual Meeting of San Joaquin Bank Shareholders, which will be held at 4:00 p.m. PDT, Tuesday, June 20, 2006, at the Bank’s Rosedale Office, 3800 Riverlakes Drive, Bakersfield, California, or at any adjournment or postponement of the Annual Meeting.

This Proxy Statement/Offering Circular outlines the business to be conducted at the Annual Meeting, which, in addition to the election of directors and the ratification of Brown Armstrong Paulden McCown Starbuck & Keeter, Certified Public Accountants as the Bank’s independent auditors, includes a proposal to create a “bank holding company” named San Joaquin Bancorp (the “Holding Company”), a California corporation.  Under the bank holding company proposal, each holder of common stock of the Bank would receive for each share of such common stock held in the Bank one share of common stock in the Holding Company (the “Reorganization”).  The full description of the proposals, the reasons for them and their possible effects are discussed in this Proxy Statement/Offering Circular.

This Proxy Statement also constitutes an offering circular of the Holding Company with respect to up to 3,474,212 shares of common stock of the Holding Company and up to an additional 89,650 shares of common stock which may be issued pursuant to the 89,650 options granted and outstanding under the Bank’s 1989 Stock Option Plan, and 352,415 options outstanding and 235,585 remaining available to be granted under the Bank’s 1999 Stock Incentive Plan.  In addition, the solicitation of shareholders of the Bank to authorize and approve the Reorganization constitutes an offering by the Holding Company of the shares of its common stock to be issued in connection with the Reorganization.  The issuance of Holding Company Common Stock in connection with the Reorganization is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a result of Section 3(a)(12) of the Securities Act.   Section 3(a)(12) exempts securities issued in connection with the acquisition of a bank by a newly formed holding company from the registration requirements of the Securities Act.  In order to qualify for the exemption (i) the acquisition must occur solely as part of a reorganization in which security holders exchange their shares of the bank for shares of a newly formed holding company with no significant assets other than securities of the bank and its existing subsidiaries, (ii) the security holders must receive the same proportional share interests in the holding company as they held in the bank (except for changes resulting from elimination of fractional interests and the exercise of dissenters' rights), (iii) the rights and interests of security holders in the holding company must be substantially the same as those in the bank prior to the transaction, other than as required by law, and (iv) the assets and liabilities of the holding company on a consolidated basis must be substantially the same as those of the bank prior to the transaction.

No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Offering Circular in connection with the solicitation of proxies or the offering of the securities made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Bank, the Holding Company or any other person.  This Proxy Statement/Offering Circular does not constitute any offer to sell securities, or a solicitation of any offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to or from whom it is not lawful to make any such offer of securities or solicitation in such jurisdiction.

Neither the delivery of this Proxy Statement/Offering Circular nor any distribution of securities made hereunder shall, under any circumstances, create an implication that there has been no change in the affairs of the Bank or the Holding Company since the date hereof or that the information herein is correct as of any time subsequent to the date hereof.

_________________________________

THE SECURITIES TO BE ISSUED IN THE REORGANIZATION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER CERTAIN STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER SUCH LAWS. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, THE CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS, NOR ANY STATE SECURITIES AUTHORITIES HAVE APPROVED OR DISAPPROVED OF THE ISSUANCE OF THE SECURITIES TO BE ISSUED IN THE REORGANIZATION, NOR HAVE SUCH AGENCIES PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROXY STATEMENT/OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES TO BE ISSUED IN THE REORGANIZATION ARE NOT DEPOSITS OR ACCOUNTS, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.  THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

_________________________________

The date of this Proxy Statement/Offering Circular is May 15, 2006.

This Proxy Statement/Offering Circular and the enclosed Proxy are first being mailed to the Bank’s Shareholders on or about May 15, 2006.

AVAILABLE INFORMATION

The Bank is currently subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith, is required to file reports, proxy statements and other information with the Federal Deposit Insurance Corporation (“FDIC”).  Copies of such reports, proxy statements and other information can be obtained without charge by contacting the Office of the Corporate Secretary, San Joaquin Bank, 1301 17th Street, Bakersfield, California 93301, (661) 281-0300.

The following documents which were previously filed with the FDIC pursuant to the Exchange Act are incorporated herein by reference:

The Bank’s Annual Report on Form 10-K for the year ended December 31, 2005; Amendment No. 1 to the Bank’s Annual Report of Form 10-K for the year ended December 31, 2005; the Bank’s Annual Report on Form 10-K for the year ended December 31, 2004; the Bank’s Annual Report on Form 10-K for the year ended December 31, 2003; the Bank’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2005; all other reports filed with the FDIC under the Exchange Act after the date of this Proxy Statement/Offering Circular.

The Holding Company is a newly formed California corporation organized at the direction of the Bank’s Board of Directors for the purpose of acquiring voting control of the Bank and thereby becoming a bank holding company.  For further information with respect to the Reorganization, reference is made to the Agreement and Plan of Reorganization (to which there is attached an Agreement of Merger) which is incorporated by reference herein and attached as Attachment 1.  As a newly formed corporation, the Holding Company has not been subject to the requirements of the Exchange Act, and there is currently no public market for its common stock.  However, following the Reorganization, the Bank’s Exchange Act reporting obligations to the FDIC will cease, and the Holding Company will assume reporting obligations with the Securities and Exchange Commission under the Exchange Act, which is similar to the reporting obligations of the Bank with respect to the FDIC.

Statements contained in this Proxy Statement/Offering Circular as to the contents of any contract or document referred to herein are not necessarily complete and in each instance reference is made to the copy of such contract or other document, each such statement being qualified in all respects by such reference.

This Proxy Statement/Offering Circular incorporates documents by reference, certain of which are attached to this Proxy Statement/Offering Circular.  The Holding Company documents not attached (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available to any person, including any beneficial owner to whom this Proxy Statement/Offering Circular is delivered, without charge, upon request to: Corporate Secretary, San Joaquin Bancorp, 1000 Truxtun Avenue, Bakersfield, California 93301, (661) 281-0360.  The Bank documents not attached (other than exhibits to such documents, unless such documents are specifically incorporated by reference) are available to any person, including any beneficial owner to whom this Proxy Statement/Offering Circular is delivered, without charge, upon request to the Office of the Corporate Secretary, San Joaquin Bank, 1301 17th Street, Bakersfield, California 93301, (661) 281-0300.  In order to ensure timely delivery of the documents, any requests to either the Holding Company or the Bank should be made by May 31, 2006.

No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Offering Circular in connection with the solicitation of proxies or the offering of the securities made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Bank, the Holding Company or any other person.  This Proxy Statement/Offering Circular does not constitute any offer to sell securities, or a solicitation of any offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to or from whom it is not lawful to make any such offer of securities or solicitation in such jurisdiction.

Neither the delivery of this Proxy Statement/Offering Circular nor any distribution of securities made hereunder shall, under any circumstances, create an implication that there has been no change in the affairs of the Bank or the Holding Company since the date hereof or that the information herein is correct as of any time subsequent to the date hereof.

This Proxy Statement/Offering Circular contains forward-looking statements about the Bank for which it claims protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on the Bank management’s current knowledge and belief and include information concerning the Bank’s possible or assumed future financial conditions and results of operations.  A number of factors, some of which are beyond the Bank’s ability to predict or control, could cause future results to differ materially from those contemplated.  These factors include but are not limited to (1) a slowdown in the national, California and regional economies; (2) increased economic uncertainty created by the terrorist attacks on the United States and the actions taken in response; (3) the prospect of additional terrorist attacks in the United States and the uncertain effect of these events on the national and regional economies; (4) changes in the interest rate environment; (5) declining real estate valuations and potential adverse impacts on real estate collateral securing the Bank’s loans, the adequacy of the Bank’s allowance for loan losses and the Bank’s results of operations; (6) changes in the regulatory environment; (7) significantly increasing competitive pressure in the banking industry; (8) operational risks including data processing system failures or fraud; (9) the effect of acquisitions and integration of acquired businesses; (10) volatility of rate sensitive deposits; (11) asset/ liability matching risks and liquidity risks; and (12) changes in the securities markets.  Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.  The Bank has no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

INTRODUCTION

The Board of Directors of San Joaquin Bank (the “Bank”) is soliciting proxies from its Shareholders to be used at the annual meeting on Tuesday, June 20, 2006 (the “Meeting”).  This Proxy Statement/Offering Circular contains information related to the Meeting, which, in addition to the election of directors and the ratification of Brown Armstrong Paulden McCown Starbuck & Keeter, Certified Public Accountants as the Bank’s independent auditors, includes a proposal to create a “bank holding company” named San Joaquin Bancorp (the “Holding Company”), a California corporation.  The full description of the proposals, the reasons for them and their possible effects are discussed in this Proxy Statement/Offering Circular.

On or about May 15, 2006, we began mailing this Proxy Statement/Offering Circular and the enclosed Proxy to the Bank’s shareholders.

Voting Information

Who May Vote

You are entitled to vote if you were a Shareholder of record of Bank common stock as of the close of business on April 25, 2006 (the “Record Date”).  Your shares can be voted at the Meeting only if you are present or represented by a valid proxy. If your shares of common stock are held by a bank, broker or other nominee in “street name,” you are a “beneficial owner” and will receive voting instructions from the record holder (including instructions, if any, on how to vote by telephone or through the Internet). You must follow these instructions in order to have your shares be voted by proxy. To be able to vote in person at the Meeting, beneficial owners must obtain a proxy from the institution that holds your shares, indicating that you were a beneficial owner of the shares on the Record Date for voting.

You are generally entitled to one vote for each share of the Bank’s common stock that you owned of record at the close of business on the Record Date.  The accompanying proxy card indicates the number of shares you are entitled to vote at the Meeting. Under certain circumstances, related to the election of directors, a shareholder may cumulate votes for candidates nominated by shareholders prior to voting, but only when certain mandatory notice requirements are satisfied by a shareholder prior to voting at the meeting.

Proxy Card

The Board has designated E.G. Berchtold, Louis J. Barbich and Robert B. Montgomery to serve as Proxies for the Annual Meeting.  As Proxies, they will vote the shares represented by proxies at the Annual Meeting.  If you sign, date and return your proxy but do not specify how you want your shares to be voted, your shares will be voted by the Proxies in favor of the election of all the director nominees, and for ratifying the appointment of independent auditors for 2006 and the organization of a bank holding company and the consummation of the reorganization.  The Proxies will also have discretionary authority to vote in accordance with their judgment on any other matter that may properly come before the Meeting.

Quorum and Shares Outstanding

A quorum, which is a majority of the total shares outstanding as of the Record Date, must be present to hold the Annual Meeting.  A quorum is calculated on the number of shares represented by shareholders attending in person or by proxy.  On April 25, 2006, 3,474,212 shares of Bank common stock were outstanding. We also count broker non-votes, which we describe below, as shares present or represented at the Meeting for the purpose of determining a quorum.

Vote Required for Approval of Proposals

Under California law, directors are elected by a plurality of all the votes cast, so that ten (10) nominees for director receiving the greatest number of votes will be elected.  If your proxy is marked “Withhold” with regard to the election of any nominee, your shares will be counted toward a quorum but they will not be voted for or against the election of that nominee.  The affirmative vote of a majority of shares represented and entitled to vote at the Meeting (whether in person or by proxy) is required to ratify the selection of independent auditors.  The affirmative vote of a majority of the outstanding shares of common stock of the Bank is required to approve the organization of the Holding Company and the consummation of the proposed Reorganization.  Abstentions are deemed “present” for the purpose of obtaining a quorum, but for purposes of determining the outcome of the proposal, abstentions will not be treated as affirmative votes.  In other words, abstentions will have the same effect as negative votes. Approval of any other matter at the meeting will require the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting.  Inspectors of election appointed for the Meeting will tabulate all votes cast in person or by proxy at the Meeting.

In connection with the election of directors, in accordance with California law, each shareholder entitled to vote may vote the shares owned by such shareholder as of the record date cumulatively if a shareholder present at the meeting has given notice at the meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes for candidates properly nominated. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or may distribute them in any manner among as many nominees as desired. In the election of directors, the ten nominees receiving the highest number of votes will be elected.  No cumulative voting will be allowed by any shareholder unless the shareholder’s candidate or candidate’s names have properly been placed in nomination and the shareholder has provided notice at the meeting prior to the voting.

Broker Non-Votes

Broker non-votes will be included as “present” for the purpose of determining the presence of a quorum.  A broker non-vote occurs under the stock exchange rules when a broker is not permitted to vote on a matter without instructions from the beneficial owner of the shares and no instruction is given on a timely basis.  Brokers may vote in their discretion on routine matters, but not on non-routine matters.  Broker non-votes will be counted for purposes of the proposals for the election of directors and the ratification of the Bank’s auditors.  Broker non-votes will not be counted as votes for the reorganization and therefore, will have the effect of negative votes.

How You Can Vote

Record holders may vote by proxy, on the Internet or in person at the Meeting.  If you choose to vote by proxy , you may choose one of the following options:

Vote by Internet .. You can choose to vote on the Internet. The website for voting is shown on your Proxy Card. Internet voting is available 24 hours a day, 7 days a week. You will be given the opportunity to confirm that your instructions have been properly recorded. Our Internet voting procedures are designed to authenticate the Shareholder by using individual control numbers, which you will find on your Proxy Card. If you vote on the Internet, you should NOT return your Proxy Card.

If you vote by Internet, your vote must be received by 7:00 p.m., Eastern Time, on June 19, 2006 to ensure that your vote is counted.

Vote by Mail .. If you choose to vote by mail , simply mark your Proxy Card , date and sign it, and return it in the postage-paid envelope provided.

Revocation of Proxy

Recordholders who vote by proxy, whether by Internet or mail, may revoke that proxy at any time before it is voted at the Meeting.  You may do this by: (a) signing another proxy card with a later date and delivering it to us prior to the Meeting or sending a notice of revocation to the Corporate Secretary of San Joaquin Bank at 1301 – 17th Street, Bakersfield, CA 93301; (b) voting at a later time by Internet prior to 7:00 p.m. Eastern Time, on June 19, 2006; or (c) attending the Meeting in person and casting a ballot. If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker or other nominee.

Solicitation of Proxies

The enclosed proxy is being solicited by the Bank’s Board of Directors.  The principal method of proxy solicitation for the Meeting will be by mail and the Internet, although additional solicitation may be made by telephone, telegraph or personal visit by directors, officers and employees of the Bank.  The Bank will pay for all costs of soliciting proxies.

Electronic Access to Proxy Materials and Annual Reports.

This Proxy Statement/Offering Circular and the 2005 Annual Report are available on the Bank’s Internet site at www.sjbank.com/investGovt.cfm.  If you hold your Bank common stock in street name through a broker, a bank or other nominee, you may have the option of securing your Proxy Statement and Annual Report over the Internet.  If you vote this year’s Proxy electronically, you may also be able to elect to receive future Proxy Statements, Annual Reports and other materials electronically by following the instructions given by your bank, broker, or other holder of record when you vote.

Multiple Copies of Annual Reports to Shareholders

If you own Bank stock through a bank, broker, or other holder of record and received more than one copy of the San Joaquin Bank Annual Report at the same address, contact the holder of record to ask them to eliminate duplicate mailings.  You should also contact the holder of record if, at a later date, you wish to resume the mailing of an Annual Report.  To request additional Annual Reports or Proxy Statements, you can call San Joaquin Bank at (661) 281-0360 or you can send your request in writing to the Corporate Secretary of San Joaquin Bank at 1301 – 17th Street, Bakersfield, CA 93301.

At least one account at your address must continue to receive an Annual Report, unless you elect to receive future Annual Reports and Proxy Statements over the Internet.  Mailing of dividends, proxy materials, and special notices will not be affected by your election to discontinue duplicate mailings of the Annual Report.

Dissenters Rights

Shareholders are not entitled to dissenters’ rights under Chapter 13 of the California General Corporation Law in connection with the Reorganization.

Stock Ownership

Security Ownership of Certain Beneficial Owners

The Bank does not know of any person or group that beneficially owned more than 5% of its common stock on April 25, 2006, except as disclosed below.

(a)

The address of Bruce Maclin and Bart Hill is 1301 – 17th Street, Bakersfield, CA 93301. The address of Mr. Green is 1901 Mineral Court, Bakersfield, CA 93308.

(b)

See footnote 9 on page 9 herein.

(c)

Includes 238,689 shares held by The Green Living Trust that Edward C. Green is deemed to beneficially own as co-trustee of the Green Living Trust. Mrs. Green is also a co-trustee of the Green Living Trust. Also includes 3,960 shares held by Dorothy S. Green, Mr. Green’s wife, as her separate property. Mr. Green disclaims beneficial ownership of the 3,960 shares owned by Mrs. Green. The information in this footnote is based solely upon a review of Mr. Green’s most recent Schedule 13G/A filing dated as of December 31, 2005.

(d)

See footnote 7 on page 9 herein.

Security Ownership of Directors and Management

For the purposes of the disclosure of ownership of shares by directors and management, shares are considered to be “beneficially” owned if a person, directly or indirectly, has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership of shares within 60 days of April 25, 2006.

The following table shows the number of common shares and the percentage of the common shares beneficially owned by each of the nominees for election to the office of director (all of whom are current directors), by the Chairman of the Board, by the Chief Executive Officer, and by the Bank’s two other executive officers during 2005, and by all director nominees and executive officers of the Corporation as a group as of April 25, 2006:

*

Indicates less than 1%

**

The address of all persons listed is 1301 – 17th Street, Bakersfield, CA 93301

(1)

Includes 2,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(2)

Includes 44,973 shares held by The Annis Family Trust that Stephen M. Annis is deemed to beneficially own as a co-trustee of the Annis Family Trust.  Nancy Annis, Mr. Annis’ wife, is also a co-trustee of The Annis Family Trust.  Also, includes 24,900 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(3)

Includes 16,839 shares held by the Louis J. Barbich, CPA, Inc. Pension Trust that Louis J. Barbich is deemed to beneficially own as a co-trustee of the Louis J. Barbich, CPA, Inc. Pension Trust.  Sheryl Barbich, Mr. Barbich’s wife, is also a co-trustee of the Louis J. Barbich, CPA, Inc. Pension Trust.  Also, includes 8,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(4)

Includes (i) 75,307 shares held by The Berchtold Family Trust that Elvin G. Berchtold is deemed to beneficially own as a co-trustee of The Berchtold Family Trust.  Ida E. Berchtold, Mr. Berchtold’s wife, is also a co-trustee of The Berchtold Family Trust, (ii) 7,836 shares held by Ida E. Berchtold in an individual retirement account, (iii) 28,170 shares held by Berchtold Bros., a trust that handles investments for Mr. Berchtold’s children, of which Mr. Berchtold and his wife are co-trustees and (iv) 3,248 shares held by The Wilheminia Westlund Berchtold Trust, which Mr. Berchtold is deemed to beneficially own as a co-trustee of The Wilheminia Westlund Berchtold Trust.  Ida E. Berchtold is also a co-trustee of The Wilheminia Westlund Berchtold Trust.  Mr. Berchtold disclaims beneficial ownership of the 28,170 shares held by Berchtold Bros.  Also, includes 8,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(5)

Includes 50,304 shares held by The Rogers & Esther R. Brandon Family Trust that Rogers Brandon is deemed to beneficially own as a co-trustee of The Rogers & Esther R. Brandon Family Trust.  Esther R. Brandon, Mr. Brandon’s wife, is also a co-trustee of The Rogers & Esther R. Brandon Family Trust.  Also, includes 3,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(6)

Includes 200 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(7)

Includes 114,002 shares held jointly by Bart Hill, President, Chief Executive Officer and a Director of the Bank, and his wife, Napier Hill.  Also includes 80,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(8)

Includes 21,900 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(9)

Includes 435,359 shares held jointly by the Bruce and Laurie Maclin Trust that Bruce Maclin is deemed to beneficially own as co-trustee of the trust.  Laurie Maclin, Mr. Maclin’s wife, is also a co-trustee of the Bruce and Laurie Maclin Trust.  Also includes 80,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(10)

Includes 30,590 shares held by The Montgomery Family Trust that Robert B. Montgomery, a Director of the Bank, is deemed to beneficially own as a co-trustee of The Montgomery Family Trust.  Ruth Ann Montgomery, Mr. Montgomery’s wife, is also a co-trustee of The Montgomery Family Trust.  Also, includes 8,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(11)

Includes 5,300 shares held by The Virginia F. Moorhouse Trust that Virginia F. (Ginger) Moorhouse is deemed to beneficially own as trustee of The Virginia F. Moorhouse Trust, and 100 shares held by her husband, John P. Moorhouse, Jr.  Also, includes 2,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Bank’s directors and executive officers and persons who own more than 10% of a registered class of the Bank’s equity securities to file with the Federal Deposit Insurance Corporation (the “FDIC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Bank.  Such persons are required by FDIC regulations to furnish the Bank with copies of all Section 16(a) forms they file.

To the Bank’s knowledge, and based solely on a review of the copies of such reports furnished to the Bank and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements were complied with by the Bank’s officers, directors and 10% shareholders except as noted below.

Director Bruce Maclin failed to timely file reports required by Section 16(a) with respect to one transaction which was reported in a Form 4/A filed on February 8, 2006 and two transactions which were reported in two Form 4s filed on May 23, 2005.

Director Robert Montgomery failed to timely file a report required by Section 16(a) with respect to one transaction which was reported in a Form 4 filed on January 24, 2006.

PROPOSAL 1 – ELECTION OF DIRECTORS

BOARD OF DIRECTORS

The number of directors of the Board to be elected at the Meeting to hold office for the ensuing year and until their successors are elected and qualified has been set at ten (10).  It is the intention of the Proxies named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the ten nominees named below.  The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the Proxies reserve the right to substitute another person as nominee and vote for such person as directed by the Bank’s Board of Directors.

Nominees to the Board of Directors

The nominees for election to the office of director of the Board are named and certain information with respect to them is given below.  The information has been furnished to the Bank by the respective nominees. All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.

Name	Age	Position
Donald S. Andrews(1)	69	Director
Melvin D. Atkinson	51	Director
Louis J. Barbich(1)(2)	62	Director
Elvin G. Berchtold	84	Director
Rogers Brandon	49	Director
Jerry Chicca(1)(2)	49	Director
Bart Hill	56	President, Chief Executive Officer and Director
Bruce Maclin	64	Chairman of the Board
Robert B. Montgomery	85	Director
Virginia F. (Ginger) Moorhouse(2)	61	Director

(1)

Member of the Audit Committee

(2)

Member of the Credit Review Committee

Donald S. Andrews has served as a member of the Bank’s Board of Directors since 1992.  Mr. Andrews is currently active in Real Estate Development specializing in planning and entitlements. Since 1959, his business background has been managing partner of Sam Andrews & Son's which engages in the business of agricultural farming, marketing, and of Bear Mountain Cooling LLC, a fresh produce cooling and shipping company. Mr. Andrews graduated from UCLA with a B.S. in Marketing.

Melvin D. Atkinson has served as a member of the Bank's Board of Directors since 2005. Mr. Atkinson is President and Chairman of the Board of M.D. Atkinson Company, Inc., a professional property management service company in central California. Mr. Atkinson graduated from California State College, Bakersfield in 1977.

Louis J. Barbich has served as a member of the Bank’s Board of Directors since 1990.  He is the Chairman of the Audit Committee.  Mr. Barbich is a certified public accountant and President of the accounting firm of Barbich, Longcrier, Hooper & King where he has practiced since 1982.

Elvin G. Berchtold has served as a member of the Bank’s Board of Directors since 1980.  Mr. Berchtold has served as the President of E.G. Berchtold Company and Berchtold Equipment Company, heavy equipment dealerships primarily for the agribusiness industry, since 1965 and 1945, respectively.  Mr. Berchtold has owned and operated Berchtold Properties, a real estate and investment company, since 1950.

Rogers Brandon has served as a member of the Bank’s Board of Directors since 2000.  Mr. Brandon is a partner and Vice President of American General Media, a business that owns and operates radio stations in the Western United States, commencing 1978.

Jerry Chicca has served as a member of the Bank’s Board of Directors since 2004.  Mr. Chicca is a partner of Chicca Brothers/Twin Farms, an agricultural farming company which is located in Buttonwillow, Wasco and Lost Hills.

Bart Hill has served as the Bank’s President and Chief Executive Officer and as a member of its Board of Directors since 1987.  Mr. Hill earned a B.A. in Economics at University of California, Santa Barbara, and an M.S. in Agriculture Economics at University of California, Davis. Mr. Hill serves as a member of the board of directors of The Bakersfield Californian.

Bruce Maclin has served as the Bank’s Chairman of the Board of Directors since 1980 and in a full-time capacity since 1995.  Mr. Maclin graduated from University of California at Berkeley (A.B. 1964) and the University of California at Berkeley School of Law (Boalt Hall) (J.D. 1967).

Robert B. Montgomery has served as a member of the Bank’s Board of Directors since 1980.  Mr. Montgomery has served as Chairman of the Board of Four Corners, Inc., a fast food restaurant and real estate investment company, since 1990.

Virginia F. (Ginger) Moorhouse has served as a member of the Bank’s Board of Directors since 2002.  Ms. Moorhouse has served as Publisher and Chairman of the Board of The Bakersfield Californian, a newspaper publishing company, since 1994.

THE BOARD RECOMMENDS ELECTION OF ALL NOMINEES

Board of Directors and Committees

Director Independence

The Board of Directors has considered whether any relationships or transactions related to a director were inconsistent with a determination that a director is independent.  Based on this review, the Board affirmatively determined that Donald S. Andrews, Melvin D. Atkinson, Louis J. Barbich, Elvin G. Berchtold, Rogers Brandon, Jerry Chicca, Robert B. Montgomery and Virginia F. (Ginger) Moorhouse are “independent directors,” as that term is defined by applicable rules of NASDAQ.

Meetings

The Corporation expects all Board members to attend all meetings, including the Annual Meeting of shareholders, except for reasons of health or special circumstances.  Last year nine directors attended the Annual Meeting.  The Board held a total of 10 meetings during 2005.  Every director attended at least 75% of the aggregate of:  (i) the 10 Board meetings or that number of Board meetings held during the period in which they served; and (ii) the total number of meetings of any Committee of the Board on which such director served.

Committees of the Board

Compensation Committee

In 2005, the Bank did not have a Compensation Committee. The Board performed this function. The Board formed a Compensation Committee in January 2006.

Members: Louis J. Barbich, Chairman; Donald S. Andrews, Jerry Chicca, and Rogers Brandon.

Functions: The Compensation Committee is responsible for reviewing and evaluating the performance of all officers in the Bank.  Each officer’s contributions to the overall performance of the Bank and the attainment of the Bank’s goals are reviewed annually by the Committee, in conjunction with the setting of compensation for each officer. Please refer to the Board Compensation Report contained elsewhere in this proxy statement.

Audit Committee

Members: Louis J. Barbich, Chairman; Donald S. Andrews, Jerry Chicca.  The Board of Directors has determined that all members are independent, as that term is defined by applicable rules of NASDAQ.  The Board has also designated Mr. Barbich as the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

Number of Meetings in 2005:  5

Functions: The Audit Committee provides independent, objective oversight of the Bank’s accounting, internal controls and financial reporting.  The Audit Committee selects and retains the independent auditors and reviews the plan and results of the auditing engagement.  The Audit Committee acts pursuant to a written charter, a copy of which is attached to this Proxy Statement/Offering Circular as Appendix A. The Audit Committee Report that follows more fully describes the responsibilities and the activities of the Audit Committee.

Credit Review Committee

Members: Louis J. Barbich, Chairman; Jerry Chicca; and Virginia F. (Ginger) Moorhouse.  The Board of Directors has determined that all members are independent, as that term is defined by applicable rules of NASDAQ.

Number of Meetings in 2005:  3

Functions: The Credit Review Committee provides independent, objective oversight of the Bank’s loan portfolio credit review activities.  The Credit Review Committee operates in accordance with a written charter that has been approved by the Board of Directors.

Loan Committee

Members: Bruce Maclin, Chairman; Bart Hill, Robert B. Montgomery, Donald S. Andrews, Rogers Brandon.

Number of Meetings in 2005: 52

Functions:  The Loan Committee is responsible for establishing and monitoring the loan policies that govern the operation of the Bank’s lending program.  In accomplishing its purpose, the Loan Committee reviews and approves all loans over $125,000 before the loans are funded, and monitors the overall performance of the loan portfolio.

Investment Committee

Members:  Bruce Maclin, Chairman; Bart Hill, Donald S. Andrews.

Number of Meetings in 2005: 4

Functions:  The Investment Committee is responsible for establishing and monitoring the investment policy that governs the operation of the Bank’s investment activities.  The Investment Committee accomplishes its purpose by monitoring and reviewing all significant activities undertaken in the Bank’s investment portfolio.

Asset/Liability Management Committee

Members: Bruce Maclin, Chairman; Bart Hill, Donald S. Andrews.

Number of Meetings in 2005: 4

Functions:  The Asset/Liability Management Committee is responsible for setting and monitoring the Asset/Liability Management policy and the Interest Rate Risk policy, and monitoring and reviewing the overall Asset/Liability Management program of the Bank.

Technology Committee

Members: Louis J. Barbich, Chairman; Bruce Maclin, Bart Hill

Number of Meetings in 2005: 4

Functions:  The Technology Committee establishes the overall priorities for technology utilization and spending, and monitors the Bank’s performance in achieving the technology goals and priorities established.

Nominating Committee

The full Board of Directors performs functions similar to those of a nominating committee. Other than provisions in the Bank’s bylaws (discussed below), the Bank does not have a written charter related to the director nomination process at this time.

Functions: The Board recommends the slate of director nominees to be presented for election by the shareholders and screens and recommends qualified candidates for Board membership.  A majority of the members of the full Board are independent as described under “Director Independence”, above.  The Board seeks to identify potential candidates for membership on the Bank’s Board of Directors through conversations with members of the Board, senior management and other members of the community served by the Bank.  Mr. Melvin D. Atkinson was recommended to the full board by the Chairman of the Board and by the President and CEO. Mr. Atkinson was appointed to the Board of Directors in September 2005 and is being presented as a nominee for election for the first time at the 2006 shareholders’ meeting. The Board believes that the full Board functions effectively as a nominating body. The Board will revisit this determination and will also review whether a nomination committee charter or formal nomination policies will be adopted prior to the 2007 annual meeting of shareholders.

The Board of Directors will consider nominees proposed by the Bank’s shareholders in accordance with the provisions contained in the Bank’s bylaws.  The Board of Directors and senior management of the Bank will consider a candidate’s qualifications, including the individual’s background, skills and abilities, and whether such characteristics are consistent with and fulfill the needs of the Board at that time.  Based on this assessment and the input of senior management, the Board will determine whether to recommend a candidate for election to the Board of Directors.  When evaluating a candidate for nomination, the Board does not assign specific weight to any one factor.  Pursuant to the bylaws, any shareholder may nominate a person for election to the Board of Directors at any meeting of shareholders called for the election of directors, provided that the nomination is received by the Chairman of the Board not less than (30) or more than sixty (60) days prior to any such meeting.  Each nomination submitted in this manner shall include the name and address of the nominee(s) and all other information required by the bylaws.  The Chairman of the Board (or other person presiding at the meeting) may determine and declare to the meeting that a nomination not made in accordance with the foregoing procedures shall be disregarded.

Nominating Directors

Section 2.3.1 of the Bank’s bylaws provides, “Nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the Chairman of the Board of Directors not less than thirty (30) days or more than sixty (60) days prior to any meeting of shareholders called for election of directors, provided, however, that if less than twenty-one (21) days’ notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the Chairman of the Board of Directors not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed.  Such notification shall contain the follo wing information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons, in making such nomination or in organizing, directing, or financing such nomination or solicitation of proxies to vote for the nominee:  (a) the name, age, residence address, and business address of each proposed nominee and each such person and the date as of which such nominee commenced residency at such residence address; (b) the principal occupation or employment, the name, type of business, and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person; (c) if the proposed nominee is an attorney, a statement as to whether or not either he or she or any firm with whom he or she has a relationship as partner, associate, of counsel, employee, or otherwise, acts as legal counsel for any banking corporation, affiliate or subsidiary thereof, or bank holding company, industrial loan company, savings bank or association, or finance company; (d) a statement as to each proposed nominee a statement as to each such person stating whether the nominee or person concerned has been a participant in any proxy contest within the past ten years, and, if so, the statement shall indicate the principals involved, the subject matter of the contest, the outcome thereof, and the relationship of the nominee or person to the principals; (e) the amount of stock of the corporation owned beneficially, directly, or indirectly, by each proposed nominee or by members of his or her family residing with him or her and the names of the registered owners thereof; (f) the amount of stock of the corporation owned of record but not beneficially by each proposed nominee or by members of his or her family residing with him or her, and by each such person or by members of his or her family residing with him or her, and the names of the beneficial owners thereof; (g) if any shares specified in “(e)” or “(f)” above were acquired in the last two (2) years, a statement of the dates of acquisition and amounts acquired on each date; (h) a statement showing the extent of any borrowings to purchase shares of the corporation specified in “(e)” and “(f)” above acquired within the preceding two years, and if funds were borrowed otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, the material provisions of such borrowings and the names of the lenders; (i) the details of any contract, arrangement, or understanding relating to the securities of the corporation, to which each proposed nominee or to which each person is a party, such as joint venture or option arrangements, puts or calls, guaranties against loss, or guaranties of profit, or arrangements as to the division of losses or profits, or with respect to the giving or withholding of proxies, and the name or names of the persons with whom such contracts, arrangements, or understandings exist; (j) the details of any contract, arrangement, or understanding to which each proposed nominee or to which such person is a party with any other banking corporation, affiliate, or subsidiary thereof, or bank holding company, industrial loan company, savings bank or association, or finance company, or with any officer, director, employee, agent, nominee, attorney, or other representative thereof; (k) a description of any arrangement or understanding of each proposed nominee and of each such person with any person regarding future employment or with respect to any future transaction to which the corporation will or may be a party; (l) a statement as to each proposed nominee and a statement as to each such person as to whether or not the nominee or person concerned will bear any part of the expense incurred in any proxy solicitation, and if so, the amount thereof; (m) a statement as to each proposed nominee and a statement as to each such person describing any conviction for a felony that occurred during the preceding ten years in volving the unlawful possession, conversion, or appropriation of money or other property, or the payment of taxes; (n) the total number of shares that will be voted for each proposed nominee; (o) the amount of stock, if any, owned, directly or indirectly, by each proposed nominee or by members of his or her family residing with him or her, in any banking corporation, affiliate or subsidiary thereof, or bank holding company, industrial loan company, savings bank or association, or finance company, other than this corporation; and (p) the identity of any other banking corporation, affiliate or subsidiary thereof, or bank holding company or industrial loan company, savings bank or association, or finance company as to which such nominee or any other such person serves as a director, officer, employee, agent, consultant, advisor, nominee, or attorney, together with a description of such relationship.  The Chairman of the Board of Directors (or such other person presiding at the meeting in accordance with th ese Bylaws) may, in his or her discretion, determine and declare to the meeting that a nomination not made in accordance with the foregoing procedure shall be disregarded.”

Compensation of Non-Employee Directors

During 2005, each non-employee director of the Bank received direct remuneration from the Bank in the form of Board meeting fees as follows:  (a) $1,300 for each Board meeting attended (regular Board meetings were not held during the months of July and August, 2005, therefore, each non-employee director of the Bank received a retainer in the amount of $1,300 in lieu of any other Board meeting fees for each of those two months); (b) $250 for attendance at each Audit Committee meeting ($10,000 annual retainer plus $450 for attendance at each meeting by the Chairman of the Audit Committee); (c) $225 for attendance at each Investment Committee meeting; (d) $450 for attendance at each Loan Committee meeting; (e) $225 for attendance at each Asset/Liability Management Committee meeting; (f) $250 for attendance at each Credit Review Committee meeting; (g) $225 for attendance at each Technology Committee meeting.  The Chairman of the Boar d, Bruce Maclin, and the President and Chief Executive Officer, Bart Hill, are compensated as employees of the Bank and did not receive any directors’ fees. All outside directors are reimbursed for their expenses incurred in attending Board and committee meetings.  Additionally, each eligible outside director automatically is granted a non-statutory option ("NSO") to purchase 1,000 shares of the Bank’s common stock upon the conclusion of each regular annual meeting of the Bank’s shareholders as further explained in the “Stock Option Plans” section herein.

Deferred Fee Agreement

In October, 1996, to encourage non-employee directors to remain members of the Bank’s Board of Directors, the Board authorized the Bank to enter into certain deferred fee agreements pursuant to which a director could elect to defer the directors’ total fees (including salary and bonus) (the “Fees”) payable by the Bank to the Director.  Payment of the deferred Fees and accrued interest occurs upon retirement, disability, change of control of the Bank, determination of hardship, or death.

On October 9, 1996, the Bank entered into a Deferred Fee Agreement (the “Agreement”) with Louis J. Barbich to defer One Hundred Percent (100%) of his Fees.  Between October 9, 1996 and March 31, 2006, a total of $194,000 has been deferred pursuant to the Agreement, including deferral of $35,000 in 2005.  No other Directors have entered into a deferred fee agreement with the Bank.

Bank Transactions with Directors and Management

Certain of the directors, executive officers, principal shareholders and their associates have had banking transactions with San Joaquin Bank in the ordinary course of business.  All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other favorable features.

In 2005, the largest aggregate extensions of credit to all directors, executive officers, principal shareholders and their associates as a group was $7,965,000, or 21.3% of the Bank’s total equity capital based on the Bank's equity capital at that time.

Executive Officers

The following table sets forth certain information with respect to the executive officers of the Bank who are not also members of the Board of Directors.  For information concerning Bruce Maclin and Bart Hill, see “Nominees to the Board of Directors.”

Name	Age	Position
Stephen M. Annis	58	Executive Vice President, Chief Financial Officer and Corporate Secretary
John W. Ivy	60	Executive Vice President and Chief Credit Officer

Stephen M. Annis has been employed by the Bank since 1986 and currently serves as the Bank’s Executive Vice President, Chief Financial Officer and Corporate Secretary.  Mr. Annis graduated Magna Cum Laude from Pepperdine University, earning a Bachelor’s degree in Administrative Science and Master’s degree in Business Administration. Mr. Annis also holds a California Community College Instructor’s Credential in Business and Industrial Management.  In June 2001, Mr. Annis was awarded the Certified Risk Professional (CRP) designation conferred by The Bank Administration Institute.

John W. Ivy has been employed by the Bank since 1991 and currently serves as the Bank’s Executive Vice President and Chief Credit Officer.  Mr. Ivy received his B.A. in Economics from University of California, Los Angeles.

Compensation Committee Interlocks and Insider Participation

Bart Hill, President and Chief Executive Officer of the Bank, serves as a member of the board of directors of The Bakersfield Californian.

Virginia F. (Ginger) Moorhouse, publisher and chairman of the board of The Bakersfield Californian, serves as a member of the Board of Directors of the Bank.

Bart Hill and Bruce Maclin are officers and employees of the Bank and are also members of the Board of Directors. They participated in deliberations of the Bank’s board of directors concerning executive officer compensation, except in connection with their own compensation.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation of the Bank’s Chairman of the Board, Chief Executive Officer, and the two other most highly compensated executive officers (each a “Named Executive Officer”) for services in all capacities to San Joaquin Bank during 2005, 2004, and 2003:

Summary Compensation Table

(1)

The executive officers received perquisites in addition to their annual compensation during the fiscal years ended December 31, 2005, 2004 and 2003.  The amounts disclosed exclude perquisites and other personal benefits, securities or property, which, in each of the fiscal years ended December 31, 2005, 2004 and 2003, aggregated less than the lower of $50,000 or 10% of the total of annual salary and bonus reported for each Named Executive Officer.

(2)

The amounts in this column are bonuses actually paid during the years shown. In January 2006, the following bonuses relating to the prior year’s performance were paid: Mr. Maclin - $303,968, Mr. Hill - $303,968, Mr. Annis - $55,716, Mr. Ivy - $55,716.

(3)

The amounts in this column are based on options actually granted during the years shown. In February 2006, the following options relating to prior year’s performance were granted: Mr. Maclin - 9,000, Mr. Hill - 9,000, Mr. Annis - 3,600, Mr. Ivy - 3,600.

(4)

All other Compensation for Mr. Maclin represents the Bank’s matching contributions of $5,250, $6,009, and $5,283 by the Bank under its 401(k) Plan for 2005, 2004 and 2003, respectively.

(5)

All other compensation for Mr. Hill represents the Bank’s matching contributions of$5,250, $6,938, and $5,283, by the Bank under its 401(k) Plan for 2005, 2004 and 2003, respectively.

(6)

All other compensation for Mr. Annis represents the Bank’s matching contributions of $4,514, $4,184, and $3,870, by the Bank under its 401(k) Plan for 2005, 2004 and 2003, respectively.

(7)

All other compensation for Mr. Ivy represents the Bank’s matching contributions of $657, $444, and $291 by the Bank under its 401(k) Plan for 2005, 2004 and 2003, respectively.

Stock Options

Options Granted in 2005

The following table sets forth information regarding options granted to the Named Executive Officers during 2005.  The total number of shares issuable (assuming full vesting pursuant to options granted to the Bank’s employees (not including 7,000 shares underlying options granted to non-employee directors during 2005) during 2005 was 52,350.  All options granted to Bank employees in 2005 were Incentive Stock Options, except that certain options granted to the Named Executive Officers exceeded the $100,000 limit established by IRS regulation §1.422-4. As such, the excess options granted to the Named Executive Officers must be treated as non-statutory options. The exercise price per share of options granted represents one hundred percent (100%) of the fair market value of the underlying shares of the Bank’s common stock on the date the options were granted, as determined by the Bank’s Board of Directors, except that the exercise price per share for options granted to Mr. Maclin in 2005 was set at one hundred ten percent (110%) of the fair market value of the underlying shares of the Bank’s common stock on the date the options were granted as determined by the Bank’s Board of Directors.

The options expire ten years from the date of grant, subject to earlier termination in certain events related to termination of employment, however, the options granted to Mr. Maclin in 2005 expire five (5) years from the date the options were granted.

In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective ten-year or five-year terms.  These gains are based on assumed rates of compounded share price appreciation of 5% and 10% from the dates the options were granted to the end of their respective option terms.  These gains do not represent the Bank’s estimate or projection of the future price of the Bank’s common stock.  Actual gains, if any, on option exercises depend upon the future performance of the Bank’s common stock.

(1)

All options granted in 2005 are 100% vested and exercisable, subject to continuous employment with the Bank.

(2)

Options granted are priced at 110% of the fair market value of the underlying shares of the Bank’s common stock on the date the options were granted.  The term of these options is five (5) years.

(3)

Options granted are priced at 100% of the fair market value of the underlying shares of the Bank’s common stock on the date the options were granted.  The term of these options is ten (10) years.

Total Options Exercised in 2005 and Year-End Option Values

The following table sets forth information related to outstanding stock options of the Named Executive Officers as of December 31, 2005 and provides information for stock options exercised in 2005.  The value of the unexercised “in-the-money” options is based on the fair market value as of December 31, 2005, minus the exercise price, multiplied by the remaining options.

(1)

Based upon a fair market value of $33.75. Fair market value is based upon the average of the closing bid and ask price of the Bank’s common stock on December 31, 2005.

Stock Option Plans

The Bank has two stock option plans pursuant to which common stock of the Bank may be acquired.  The Bank adopted the plans to promote the long-term success of the Bank and to create shareholder value by (i) encouraging key personnel to focus on critical long-range objectives, (ii) increasing the ability of the Bank to attract and retain key personnel and (iii) linking key personnel directly to shareholder interests through increased stock ownership.

1989 Stock Option Plan

On May 1, 1989, the Board of Directors adopted and approved the San Joaquin Bank Stock Option Plan dated May 1, 1989 (the “1989 Plan”).  The 1989 Plan was approved by the shareholders on April 18, 1989.  The 1989 Plan terminated as of the close of business on May 1, 1999 and no options have been granted thereafter.  The 1989 Plan is administered by the Board of Directors.

All full-time, salaried officers and employees of the Bank and its subsidiary corporations (“Employees”), Employee Directors and Non-Employee Directors of the Bank and its subsidiary corporations were eligible to participate in the 1989 Plan.  Employees and Employee Directors were eligible to receive incentive stock options (“ISOs”) and NSOs while Non-Employee Directors were only eligible to receive NSOs.  However, no person was eligible for a grant of options if, at the time of grant, such person owned shares of stock of more than 10% of the total combined voting power of all classes of stock of the Bank or any of its subsidiaries.  Moreover, all grants of ISOs were required to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  The 1989 Plan required the purchase price of the stock subject to each option to not be less than 100% of t he fair market value of such stock at the time the options were granted.

A total of 463,000 shares of the Bank’s common stock were originally available for grant under the 1989 Plan. As of April 25, 2006, there were options outstanding under the 1989 Plan to purchase an aggregate of 89,650 shares of the Bank’s common stock at exercise prices ranging from $8.08 to $15.00 per share or a weighted average exercise price per share of $11.58.

1999 Stock Incentive Plan

On February 20, 1999, the Board of Directors adopted and approved the San Joaquin Bank 1999 Stock Incentive Plan (the “1999 Plan”).  The 1999 Plan was approved by shareholders on May 25, 1999 and became effective on June 1, 1999.  The 1999 Plan terminates on May 31, 2009.  The 1999 Plan is administered by the Board of Directors.  Subject to the terms of the 1999 Plan, the Board determines the number of options in the award as well as the vesting and all other conditions.

The following persons are eligible to participate in the 1999 Plan: (a) an employee of the Bank, the Bank’s parent company, subsidiary or affiliate, (b) a consultant or adviser who provides services to the Bank, its parent, subsidiary or affiliate as a independent contractor, or (c) directors (including non-employee directors) of the Bank (collectively “Key Employees”).  Subject to limitations under Section 422(c)(5) of the Code, only Key Employees who are common-law employees of the Bank, its parent company, or subsidiary are eligible for grants of ISOs under the 1999 Plan.

The 1999 Plan provides for awards in the form of options, which may be ISOs under Section 422 of the Code or which may be NSOs under Section 83 of the Code.  The 1999 Plan provides that ISOs may not be granted at less than 100% of fair market value of the Bank’s common stock on the date of the grant.  In the event that the  Optionee possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank on the date the options are granted, then the exercisable price per share of ISOs granted must be not less than one hundred ten percent (110%) of the fair market value of the underlying shares of the Bank’s common stock on the date the options were granted as determined by the Bank’s Board of Directors, and the options must terminate on the fifth anniversary of the grant date or 30 days after the termination of such Optionee's service, except that in the case of termination of service due to death or disability, options will expire the earlier of: (a) six months from the date of termination, or (b) the fifth anniversary of the grant date. For NSOs, the exercise price may vary in accordance with a predetermined formula while such options are outstanding; provided, however, to the extent required by applicable law, the exercise price may not be less than 85% of the fair market value of the common stock on the date of grant.

Under the 1999 Plan, the following special rights are afforded to Directors who are not employees of the Bank, its parent or a subsidiary (“Outside Director”):

(a)

Each eligible Outside Director automatically is granted an NSO to purchase 1,000 shares of the Bank’s common stock upon the conclusion of each regular annual meeting of the Bank’s shareholders.  The exercise price of such options must equal 100% of the fair market value of the common stock on the grant date.  All such options vest and become exercisable at the rate of 20% upon each one (1) year anniversary of the grant date.  All such options terminate on the tenth anniversary of the grant date or 90 days after the termination of such Outside Director’s service for any reason.

(b)

An Outside Director may elect to receive his/her annual retainer payments and meeting fees from the Bank that would otherwise be paid in cash in the form of cash, NSOs, or a combination of both.

As of April 25, 2006, for Outside Directors, there were options outstanding under the 1999 plan to purchase an aggregate of 38,300 shares of the Bank’s common stock at an exercise price ranging from $8.25 to $35.00 per share or a weighted average exercise price per share of $17.59.

The following table provides information as of April 25, 2006 about the Bank’s common stock that may be issued upon the exercise of options under the Bank’s 1989 Stock Option Plan or 1999 Stock Incentive Plan that were approved by our shareholders or that may be issued upon the exercise of options granted outside of these equity compensation plans.

1)

Represents options granted under the 1989 Stock Option Plan to purchase 89,650 shares of the Bank’s common stock and options granted under the 1999 Stock Incentive Plan to purchase 352,415 shares of the Bank’s common stock.

2)

Represents 235,585 shares reserved for issuance under the 1999 Stock Incentive Plan.

A total of 600,000 shares of the Bank’s common stock was initially available for grant under the 1999 Plan.  If an option granted under the 1999 Plan expires, is cancelled, forfeited or terminates without having been fully exercised, the unpurchased shares which were subject to that option again become available for the grant of additional options under the 1999 Plan.  As of April 25, 2006, there were options outstanding under the 1999 Plan to purchase an aggregate of 352,415 shares of the Bank’s common stock at exercise prices ranging from $8.25 to $37.40 per share or a weighted average exercise price per share of $18.51.  As of April 25, 2006, 12,000 options have been issued and exercised under the 1999 Plan and 235,585 shares remain available for issuance under the 1999 Plan.

Executive Salary Continuation Agreements

On October 3, 1996, the Bank entered into certain Executive Salary Continuation Agreements which were amended and restated as of May 15, 2000 and as of June 13, 2003 (each, a “Continuation Agreement”) with Bruce Maclin, Bart Hill, Stephen M. Annis and John W. Ivy (each a “Recipient”).  The Continuation Agreements for Mr. Maclin and Mr. Hill were also amended and restated as of June 18, 2004.  Under the Continuation Agreements, the Bank agreed to pay key executives additional benefits in the future in return for satisfactory performance by the executive.  The benefits under the Continuation Agreements were designed to be recovered through the use of life insurance policies purchased by the Bank with respect to each Recipient.

Under each of the four Continuation Agreements, the following apply:

(a)

If the Recipient is continuously employed by the Bank until his retirement at age 65 (“Retirement”), the Recipient would be entitled to receive 50% of his or her highest annual compensation during their employment, on an annual basis for life.

(b)

If the Recipient elects to retire after age 60 but prior to attaining age 65 (“Early Retirement”), the annual payments are reduced by determining the discounted value of the annual benefit based on a capitalization rate of 5% for the period of time between the selected Early Retirement date and the Retirement date.

(c)

If the Recipient dies before or after his or her Retirement date, payment of the annual benefit will be paid to the decedent’s designated beneficiary as follows:

(i)

with respect to Mr. Maclin and Mr. Hill, 100% of the annual benefit, as described in the Continuation Agreement, shall be paid to their Surviving Spouses, Laurie Maclin and Napier Hill, respectively, or Beneficiary, as the case may be, until the later of (a) the death of the named Surviving Spouse or (b) the expiration of twelve (12) years from the Recipient’s Retirement date;

(ii)

with respect to Mr. Annis and Mr. Ivy, sixty-five (65%) of the annual benefit, as described in the Continuation Agreement, shall be paid to their Surviving Spouses, Nancy Annis and Judy Ivy, respectively, or Beneficiary, as the case may be, until the later of (a) the death of the named Surviving Spouse or (b) the expiration of five (5) years from the Recipient’s Retirement date.

(d)

If the Recipient becomes disabled while actively employed prior to his retirement, he will continue to be treated during the disability as being gainfully employed and will be entitled to receive for life the applicable percentage of annual benefits set forth in the respective Continuation Agreements.

(e)

Subject to the Bank’s right to terminate the Recipient’s employment, with or without cause, (as more particularly described in Section 2.1 of the Continuation Agreement), if the Recipient’s employment is terminated prior to the Early Retirement date for any reason other than disability or Sale of Business (as defined in and applicable under Mssrs. Maclin’s and Hill’s Continuation Agreements), the Recipient is entitled to be paid an applicable percentage of the annual benefit for life, as determined by the applicable years of service at the time of Recipient’s termination of employment.

Mr. Maclin’s and Mr. Hill’s Continuation Agreements have an additional provision describing the treatment of their annual benefit upon: (i) merger, consolidation or reorganization of the Bank (other than with the Holding Company), (ii) sale of more than 50% of the beneficial ownership of the Bank’s voting shares (except in connection with the Reorganization), (iii) transfer or sale of more than 50% of the total market value of the Bank’s assets or (iv) turnover of greater than 50% of the Bank’s Board of Directors (collectively, the “Sale of Business”).  Upon the Sale of Business, the Continuation Agreements require the Bank to pay Mr. Maclin and Mr. Hill, in lieu of all benefits otherwise payable under the agreement, a lump sum payment determined by calculating the present value of the annual benefit payment based on a 5% capitalization rate; such amount being reduced if at the time of Sale of Busine ss annual benefit payments to the Recipient have already begun.

The Continuation Agreements with Mr. Maclin and Mr. Hill also contain a “gross-up” clause which provides that in the event that following a change of control of the Bank, the payments due under the Continuation Agreement become subject to an excise tax under Internal Revenue Code Sections 2806 and 4999, the Bank shall make an additional payment to Mr. Maclin and Mr. Hill in an amount necessary to pay the excise tax as well as any income taxes imposed on the additional payment, any excise tax imposed on the additional payment and any interest or penalties imposed with respect to the taxes imposed on the additional payment or excise taxes.

The completion of the Reorganization as described in proposal 3 will not trigger any payments or benefits pursuant to any of the Continuation Agreements.

The Continuation Agreements with Mr. Maclin and Mr. Hill also contain a provision relating to the payment of medical benefits. Under the provision, the Bank is required to provide the Recipients and their spouses with access to coverage for medical, dental and vision benefits under any such option then offered by the Bank to it’s then similarly situated currently active employees under the Bank’s group health plan, or subject to other limitations set forth in the Continuation Agreement under individual policies. The Bank will pay 100% of the cost of the premium, or in the case of a self funded plan, 100% of the cost of coverage, for the selected coverage for the duration of the lifetime of the Recipient.

The Board of Directors has approved a resolution limiting the annual benefits payable under the Continuation Agreements to Stephen M. Annis and John W. Ivy to $90,000, respectively. In January 2005, the Board of Directors approved a resolution limiting the annual benefits payable under the Continuation Agreements to Bruce Maclin and Bart Hill to $300,000, respectively.

As of December 31, 2005, 2004, and 2003, approximately $3,637,426, $2,491,735, and $1,645,716, respectively, were accrued in conjunction with the Continuation Agreements.

To fund the Continuation Agreements with Mssrs. Maclin, Hill, Annis and Ivy (the “Insureds”), the Bank purchased Bank Owned Life Insurance policies (the “BOLI”).  The BOLI are designed to mitigate the Bank’s costs associated with the Continuation Agreements by taking advantage of favorable tax treatment associated with the anticipated appreciation in the cash surrender values of the BOLI.  The Bank is the sole beneficiary of all of the BOLI, with none of the death proceeds shared with the Insureds.

The Bank is at all times entitled to an amount equal to the BOLI’s cash value, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank at the direction of the Bank and any applicable surrender charges.  The aggregate cash surrender values of the BOLI approximated $10,178,823, $9,871,732, and $9,435,840 as of December 31, 2005, 2004, and 2003, respectively.

Change in Control Agreements

In January 1999, the Bank entered into certain Change in Control Agreements (“CCA”) with Bruce Maclin and Bart Hill (“Employees”), which were amended in June 2001 and April 2003.  Such agreements are sometimes referred to as “Golden Parachutes” and are designed to avoid the loss of key employees in the event of speculation about possible changes of control.  It is generally believed that such protection allows executives to remain focused on the business of a company even if hostile actions are brought against the company.  The Bank knows of no plans by any person or entity to attempt a hostile takeover.

Under the terms of each CCA, upon a change of control and subject to certain limitations, the Employee is entitled to severance payments equal to three (3) times the Employee’s annual rate of base compensation plus three (3) times the highest annual bonus awarded to the Employee by the Bank during the prior three years.  The CCAs also contain a “Gross Up Payment” clause which would, in the event the severance payment becomes subject to an excise tax under Internal Revenue Code Sections 2806 and 4999, the Bank would be required to increase the payment to the amount necessary to pay the Employee the same amount as if no excise tax were applicable.  In addition, the CCAs contain a provision pursuant to which the Bank will contribute to an irrevocable grantor trust the then present value of the Employee’s fully vested benefit under their respective Executive Salary Continuation Agreements. Upon Employee’s ter mination of employment, the Employee will receive a lump sum cash distribution from the trust equal to the amount determined in accordance with his or her Continuation Agreement.

The CCA defines a “change of control” to mean:

(a)

dissolution or liquidation of the Bank;

(b)

a reorganization, merger or consolidation of the Bank (except a reorganization or merger involving the Holding Company) where the Bank is not the surviving entity;

(c)

any sale, lease, exchange or other transfer of all or substantially all of the Bank’s assets;

(d)

any merger or consolidation in which the holders of the Bank’s voting shares before the merger or consolidation will not hold 50% or more of the voting shares of the surviving entity (except with respect to the Reorganization); or

(e)

a change of 50% or more in the members of the Bank’s Board of Directors within a 12-month period, unless the election or nomination of each new director was approved by 75% of the directors then still in the office who were in office at the beginning of the 12-month period.

If December 31, 2005 was used as the applicable change of control date, Mssrs. Maclin and Hill would each be entitled to a severance payment of $1,750,704 pursuant to their respective CCAs.

In June 2001, the Bank entered into CCAs with Stephen M. Annis and John W. Ivy which were amended in April 2003 and which are substantially similar with the CCAs for Mssrs. Maclin and Hill.  Under the terms of their CCAs, however, Mssrs. Annis and Ivy are entitled to severance payments equal to one and a half (1 ½) times their annual rate of base compensation plus one and a half (1 ½) times their highest annual bonus awarded to them by the Bank during the prior three years.  The CCAs for Mssrs. Annis and Ivy also do not contain “Gross Up Payment” provisions.  Moreover, Mssrs. Annis’ and Ivy’s CCAs do not include provisions providing for a lump sum payment relating to their Continuation Agreements to be paid upon a change in control.  Finally, Mssrs. Annis’ and Ivy’s CCAs do not include a provision which provides for the continued participation in the group insurance plans maintain ed by the Bank, including life, disability and health insurance programs, for a period of thirty-six (36) months commencing upon a termination of employment arising from a change of control.

If December 31, 2005 was used as the applicable change of control date, Mssrs. Annis and Ivy would each be entitled to a severance payment of $279,492 pursuant to their respective CCAs.

The completion of the Reorganization as described in proposal 3 will not trigger the payment of any benefits pursuant to any of the CCAs.

San Joaquin Bank 401(k) Plan

The Bank has in place a contributory retirement plan known as the San Joaquin Bank 401(k) Plan (the “401(k) Plan”) for all employees age 21 and older with at least 12 months of service, which is designed to be tax deferred in accordance with the provisions of Section 401(k) of the Internal Revenue Code.  The 401(k) Plan provides that an employee may elect to enroll on January 1 and July 1 of any plan year, provided that the employee has attained age 21 and has been employed by the Bank for at least 12 months.  For each plan year, an employee’s elective deferrals may not exceed a specific dollar amount determined by the IRS; such amount being $14,000 in 2005.  In addition, additional catch-up contributions of up to $4,000 annually were allowed for individuals age 50 and over.

To encourage its employees to elect to make salary reduction contributions, the Bank has elected to match such contributions to the extent of fifty percent (50%) of contributions on the first five percent (5%) of the employee’s pay (a maximum of 2.5% of the employee’s compensation).  At its meeting of December 15, 1998, the Board of Directors amended the 401(k) Plan to permit the Board, at its discretion, to make additional matching contributions (in excess of the 50% of 5% of compensation referred to above) to eligible non-officer employees.  The Bank’s matching contributions to the 401(k) Plan in 2005, 2004, and 2003 were $133,340, $122,184, and $114,600, respectively.  The 2005 figure included a discretionary special contribution of $49,347 allocated to non-officer employees.

Report of the Board of Directors on Executive Compensation1

Executive Compensation Philosophy

The Board of Directors acted as San Joaquin Bank’s (the “Company”) compensation committee during fiscal 2005.  In January 2006, the Board formed a separate Compensation Committee. The Committee is responsible for evaluating compensation levels and compensation programs for all Company officers and for making decisions regarding appropriate compensation awards.

The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives.  The Board’s philosophy is for the Company to use policies and programs which align the interests of the officers with those of the shareholders and to provide compensation programs that create incentives based on the success of the Company.  While the components of compensation described below are discussed separately, the Board takes into account the full compensation package provided by the Company to its executive officers.

Executive Compensation Components

Base Salary.  Recommendations for base salaries for executive officers are made at levels believed by the Board to be sufficient to attract and retain qualified executive officers based upon the requirements and resources of the Company and the market salary levels for comparable positions in the banking industry.  A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices, and the performance and financial condition of the Company as a whole.

Incentive Bonus.  The Board believes that a portion of the total cash compensation for executive officers should be based on the Company’s success in meeting its performance objectives relative to the individual contributions made by the officer. The approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of the Company, and places a portion of each executive officer’s annual compensation at risk.

Stock Options.  The Board believes that periodic grants of stock options are a key component of the Company’s executive compensation program.  Stock options are awarded by the Board of Directors to executive officers based on the executive’s responsibilities and his or her actual historical contributions and anticipated future contribution to the attainment of the Company’s strategic goals.  These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders.

Recruitment and Retention.  It is the philosophy of the Board to recruit qualified officers and then to retain them for continuing service from year to year, so that the Company will receive the benefits from management stability and from more consistent year-to-year planning and execution of strategies.

Chairman and CEO Compensation.  In establishing the compensation package for the Chairman of the Board (who is an executive officer) and the President/CEO, the Board pursued the objectives discussed above and considered additional factors relating to the performance of the Chairman and President/CEO. Mr. Maclin’s and Mr. Hill’s salary, bonus, and stock option grants related to the achievement of corporate goals and individual management goals. Corporate goals include, among others, asset growth, loan growth and quality, profitability objectives, improved efficiency measures, and improving service quality.

_______________

1. The material in this report and the investment performance graph included elsewhere in this proxy statement/offering circular is not “soliciting material,” is not deemed filed with the FDIC or SEC and is not to be incorporated by reference in any of the Bank’s or Holding Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement/offering circular and irrespective of any general incorporation language therein.

Individual goals include satisfactory results from regulatory examinations, satisfactory improvement in operational efficiency, and satisfactory compliance with internal control procedures. The Board believes that Mr. Maclin’s and Mr. Hill’s compensation is in line with the Company’s compensation strategy, considering their individual performance and the success of the Company.

Internal Revenue Code Section 162 (m). The Board also considers the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).  Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for executive officers other than compensation that is performance-based under a plan that is approved by the shareholders of the corporation and that meets certain other technical requirements.  Based on these requirements, the Board believes that Section 162(m) will not prevent the Company from receiving a tax deduction for any of the compensation levels paid to executive officers during 2005. At the present time, we believe our annual executive officer compensation does not exceed $1 million under applicable Internal Revenue Code rules.  If we conclude that compensation of any executive officer should ever approach or exceed the $1 million level, the Board may permit compensation that isn’t deductible under Section 162(m).

Bruce Maclin, Chairman
Donald S. Andrews	Melvin D. Atkinson	Louis J. Barbich
Elvin G. Berchtold	Rogers Brandon	Jerry Chicca
Bart Hill	Robert B. Montgomery	Virginia Moorhouse

SHAREHOLDER RETURN – INVESTMENT PERFORMANCE

The stock performance of the Bank’s common stock shown on the graph above is not necessarily indicative of future performance. The Bank will not make nor endorse any predictions as to its future stock performance.

PROPOSAL 2 – RATIFICATION OF AUDITORS

The Audit Committee has approved the selection of the firm of Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation to serve as independent auditors for 2006 to examine the consolidated financial statements of the Bank.  Action by the shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Audit Committee and the Board of Directors in order to give the shareholders an opportunity to present their views.  If the proposal is approved, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Bank and its shareholders.  If the proposal to ratify the selection of Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation as the Bank’s independent auditors is rejected by the sh areholders, then the Audit Committee will reconsider its choice of independent auditors.  The Board of Directors recommends that the shareholders vote for the proposal to ratify the selection of the Bank’s independent auditors.

Audit Fees

The aggregate fees billed to the Bank by Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation with respect to services performed for fiscal years 2005 and 2004 are as follows:

(1)

Audit fees consisted of fees billed by Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation for professional services rendered for the audit of the Bank’s consolidated financial statements included in the Annual Report on Form 10-K and for audits of subsidiaries in fiscal years 2005 and 2004.

(2)

Audit related fees consisted of aggregate fees billed by Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation for professional services for assurance and related services that are reasonably related to the  performance of the audit or review of the Bank’s financial statements and not reported under the heading "Audit Fees" above for fiscal years 2005 and 2004.

(3)

Tax fees consisted principally of fees billed by Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation for assistance relating to tax compliance and reporting, and preparation of tax returns in fiscal years 2005 and 2004.

(4)

All other fees consisted of aggregate fees billed by Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation for review of general accounting procedures, research related to stock option plans and review of regulatory reporting, including quarterly press releases and Forms 10-Q for fiscal years 2005 and 2004.

The Audit Committee’s policy is to pre-approve all audit, audit-related, and tax services and fees by the Bank’s independent auditors and approve all other audit services and fees.  The Audit Committee pre-approved all audit services, audit-related services and tax services performed for the Bank by Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation and approved all other audit services and fees during fiscal year 2005. The audit committee has approved all fees submitted by Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation during 2005 and 2004.

The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation’s independence.

Representatives of Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation will be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

THE BOARD RECOMMENDS RATIFICATION OF BROWN ARMSTRONG PAULDEN MCCOWN STARBUCK & KEETER ACCOUNTANCY CORPORATION AS INDEPENDENT AUDITORS FOR 2006.

AUDIT COMMITTEE REPORT1

The Audit Committee is composed of three Directors who are neither officers nor employees of the Bank, and who meet the independence requirements for audit committee members of NASDAQ and of the Securities and Exchange Commission (SEC).  A written charter, approved by the Board of Directors, governs the Committee.  The charter was amended and restated on March 21, 2006 and is attached to this Proxy Statement/Offering Circular as Appendix A.  The Audit Committee selects and retains the Bank’s independent auditors, and assists the Board in its oversight of the integrity of the Bank’s financial statements and the internal audit and control function.  The Audit Committee oversees the performance of the independent auditors in their conduct of the audit.

The Board of Directors appointed Louis J. Barbich as the Chairman of the Audit Committee.  The Board has determined that Mr. Barbich is both independent and an audit committee financial expert, as defined by SEC regulations.

Except for Mr. Barbich, who is a Certified Public Accountant, the Audit Committee members are not professional accountants or auditors.  The functions of the Audit Committee are not intended to duplicate or to certify the activities of management or the independent auditors.  In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Bank’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, as part of their examination, express an opinion on the conformity of the Bank’s annual financial statements to generally accepted accounting principles.  In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements and discussed such statements with management and the independent auditors.

Management represented to the Audit Committee that the Bank’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee reviewed and discussed the financial statements with members of management. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended, including the auditor’s judgment about the quality as well as the acceptability of the Bank’s accounting principles, as applied in its financial reporting.

The Bank’s independent auditors also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by the Independence Standards Board No. 1 (Independence Discussions with the Audit Committees).  The Audit Committee discussed with the independent auditors the firm’s independence.

Based on the Audit Committee’s discussion with management and the independent auditors, the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Federal Deposit Insurance Corporation (FDIC).

Audit Committee

Louis J. Barbich, Chairman	Donald Andrews	Jerry Chicca

_______________

1. The material in this report is not “soliciting material,” is not deemed filed with the FDIC or SEC and is not to be incorporated by reference in any of the Bank’s or the Holding Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

PROPOSAL 3: ORGANIZATION OF A BANK HOLDING COMPANY

SUMMARY

This Summary contains a brief description of the proposed Reorganization.  This Summary is not a complete statement of all the information contained in this Proxy Statement/Offering Circular.  We recommend that you read all of it carefully.

Bank Holding Company

You are being asked to vote on a proposal to organize the Holding Company, a California corporation which will own the Bank.  We believe the new corporate structure of the Bank will permit the Holding Company and the Bank greater financial and corporate flexibility in such areas as acquisitions, debt and equity financing and repurchase of shares from shareholders. In addition, it will allow us to:

•

Offer new services.

•

Enjoy potential access to new capital markets.

•

Participate in activities that are not permissible for the Bank to engage in directly.

In order to effect the Reorganization into a bank holding company, the Holding Company has formed San Joaquin Reorganization Corp. ("Reorganization Corp."), a subsidiary corporation which will merge into the Bank.  Reorganization Corp. has been organized solely for the purpose of the Reorganization; it has conducted and will conduct no business prior to the merger; upon the merger, it will disappear into the Bank which will be the surviving company in the merger.  The use of a “merger subsidiary” such as Reorganization Corp. in a “reverse triangular” merger to accomplish the Reorganization is a common approach for corporate reorganizations such as the Reorganization.

Immediately prior to the Reorganization, the Holding Company will own all of the stock of Reorganization Corp.  Following the Reorganization, the Holding Company will own all of the outstanding shares of common stock of the Bank and Reorganization Corp. as so merged, and the Bank will continue to do business under the name of San Joaquin Bank.

After the Reorganization, the shares of Reorganization Corp. will no longer be outstanding.  The capital stock of the Holding Company will be the same as the capital structure of the Bank immediately prior to the Reorganization.  All shareholders of the Bank will become shareholders of the Holding Company.

Shareholder Approval

The Reorganization must be approved by the holders of at least a majority of the outstanding shares of common stock of the Bank.  As of April 25, 2006, the record date, there were 3,474,212 shares of common stock outstanding and entitled to vote.  Therefore, the affirmative vote of at least 1,737,107 shares is required to approve the Reorganization.

What Should Shareholders Do?

If you want to vote in favor of the Reorganization, mail your signed proxy card in the enclosed envelope or vote on the Internet as soon as possible so that your shares can be voted at the Meeting.  If you are a beneficial owner of the shares, please follow the procedures provided by your broker.

A failure to send in your proxy, vote on the Internet or an abstention from voting will have the same effect as a negative vote because the proposal requires the approval of a majority of the outstanding shares.

THE BOARD OF DIRECTORS OF THE BANK UNANIMOUSLY RECOMMENDS VOTING IN FAVOR OF THE REORGANIZATION.

Directors Approval

The Board of Directors of the Bank has unanimously approved the Reorganization and it is expected that the directors will vote all of their shares for the Reorganization.

Risk Factors Relating to the Reorganization

There are risks associated with the combined business of the Holding Company and the Bank as a result of the Reorganization of the Bank’s corporate structure.  See “Risk Factors” below.

No Dissenters’ or Appraisal Rights

Shareholders are not entitled to dissenters’ rights under Chapter 13 of the California General Corporation Law in connection with the Reorganization.

The Companies

The three companies participating in the Reorganization are the Holding Company, the Bank and Reorganization Corp.

The Holding Company

The Holding Company is a newly-formed California corporation incorporated on May 4, 2006.  The Holding Company has not engaged in any business since its incorporation.  After the Reorganization, the Holding Company will become a registered bank holding company and its principal asset will be its stockholdings in the Bank.

The Bank

The Bank is a California state-chartered bank.  The Bank engages in the commercial banking business in Kern County, California.

Reorganization Corp.

Reorganization Corp. is a newly-formed California corporation incorporated on April 26, 2006 and organized solely for the purpose of this transaction.  Reorganization Corp. will not conduct any business prior to the Reorganization.  The Holding Company owns all of the capital stock of Reorganization Corp.  The separate existence of Reorganization Corp. will cease after the Reorganization.

The One-For-One Exchange Ratio and Market Value

If the proposed Reorganization is approved, shareholders of the Bank will receive for each of their Bank shares, stock in the Holding Company on a one-for-one basis.  The Holding Company or its exchange agent will mail a letter of transmittal to you following the Reorganization providing instructions on how you can surrender the originals of all stock certificates held by you in exchange for new stock certificates in the Holding Company.

Shares of the Holding Company have not been publicly traded, as it is a new company.  It has not engaged in any prior business activity.  Thus, there is no published information as to the market price of Holding Company stock.

The stock of the Bank is not listed for quotation on any exchange, although trades of the stock are reported on the OTC Bulletin Board under the symbol “SJQN.”  After the Reorganization, it is expected that trades in the Holding Company stock will be reported on the OTC Bulletin Board.  After the Reorganization, no market will exist for Bank stock because the Holding Company will be the Bank’s only shareholder.

Per Share Summary of the Bank and Pro Forma per Share Summary of the Holding Company

Presented below is certain per share financial information of the Bank.  Certain pro forma per share information is provided for the Holding Company.

Per Share Data

	Year Ended December 31,
	2005	2004	2003	2002	2001

The Bank
Net earnings(1)	$1.95	$1.61	$1.25	$1.10	$0.89
Cash dividend declared	$0.22 (2)	$0.20 (3)	$0.20 (4)	$0.18 (5)	$0.17 (6)
Book value (at period end)(7)	$13.47	$11.39	$9.85	$8.84	$7.68

Pro Forma—The Holding Company
Net earnings	$1.95	$1.61	$1.25	$1.10	$0.89
Cash dividends declared	$0.22	$0.20	$0.20	$0.18	$0.17
Book value (at period end)	$13.47	$11.39	$9.85	$8.84	$7.68

(1)

Basic earnings per share are based on the weighted average share outstanding during the reported period.

(2)

A $0.22 per share cash dividend was paid to shareholders of record as of February 25, 2005.

(3)

A $0.20 per share cash dividend was paid to shareholders of record as of February 20, 2004.

(4)

A $0.20 per share cash dividend was paid to shareholders of record as of February 7, 2003.

(5)

A $0.18 per share cash dividend was paid to shareholders of record as of February 22, 2002.

(6)

A $0.17 per share cash dividend was paid to shareholders of record as of February 12, 2001.

(7)

Computation includes the reserve for loan loss outstanding at the end of each period.

Directors and Officers

The directors and officers of the Bank will continue to be directors and officers of the Bank following the Reorganization.  After the Reorganization, the directors of the Holding Company will continue to be directors of the Holding Company.  (See “History and Business of the Holding Company - Board of Directors,” below)  Thereafter, the shareholders of the Holding Company will elect the directors of the Holding Company at each annual meeting of the shareholders and otherwise from time to time.

Authorized Number of Directors

The Holding Company’s Bylaws provide that the Holding Company shall have one (1) authorized director if the Holding Company has only one (1) shareholder.  At such time as the Holding Company shall have more than one shareholder, the Holding Company’s Bylaws provide that the Board of Directors shall consist of not less than seven (7) nor more than thirteen (13) members, the exact number of which may be fixed from time to time by resolution of the Board of Directors.  The initial number of directors has been fixed at one (1).On or prior to the consummation of the Reorganization, the number of directors will be fixed at ten (10), which is the same as the number of directors of the Bank.

Holding Company Stock Option Plans

Pursuant to the Bank’s 1999 Stock Incentive Plan, eligible officers, directors and employees of the Bank may receive and have already received options to purchase shares of Bank common stock or other securities or benefits.  In addition, pursuant to the Bank’s 1989 Stock Incentive Plan, eligible officers, directors and employees of the Bank have already received options to purchase shares of Bank common stock.  Upon consummation of the Reorganization, all obligations of the Bank under the Bank’s plans will become obligations of the Holding Company on the same terms and conditions, with the exception that securities issued pursuant to the Bank’s plans or derived from the value of Bank common stock will become Holding Company common stock.  A vote for the Reorganization will be deemed to be an approval of the Holding Company’s assumption of the Bank’s plans.  For infor mation regarding the number of shares of stock of the Bank granted under such plans, see “Executive Compensation—Summary Compensation Table,” “—Options Granted in 2005” and “—Stock Option Plans.”

Differences between Holding Company Stock and Bank Stock

Shareholders of the Holding Company will have substantially the same rights as they now possess as shareholders of the Bank.  Some of the notable differences are as follows:

●

Agenda for Annual Meeting of Shareholders.  Section 2.2(b) of the Bank’s Bylaws provides that a shareholder proposal must be received by the Bank not less than 30 days nor more than 60 days prior to the scheduled date of the meeting.  Section 9 of the Holding Company’s Bylaws provides for notice of not less than 60 days nor more than 90 days.

●

Minimum Shareholdings For Directors.  Section 22 of the Holding Company’s Bylaws requires each director to be the record holder of at least 200 shares of the Holding Company.  No such requirement is in the Bank’s Bylaws.

●

Other Regular Meetings of Board.  Section 3.8 of the Bank’s Bylaws provides that “other regular meetings of the Board” (not Annual Meetings) shall be held at least once each calendar month as the Board may fix.  Section 29 of the Holding Company’s Bylaws merely provides that such meetings may be held at such times as the Board may fix.

The differing provisions of the Articles of Incorporation and Bylaws of the Holding Company and the Articles of Incorporation and Bylaws of the Bank will also affect the rights of shareholders.  For a more complete discussion regarding these matters, see “Anti-Takeover Measures” and “Comparative Description of Common Stock,” below.

Anti-Takeover Provisions

The Bank’s and the Holding Company’s Articles of Incorporation and Bylaws include certain provisions which may be described as “anti-takeover provisions” because they have an anti-takeover effect and could discourage takeover attempts which have not been approved by the Board of Directors.

Under both the Bank’s and Holding Company’s Bylaws, special meetings of the shareholders may be called by the Chairman of the Board, by the President, or by shareholders holding shares representing at least 10% of the voting power.

Under both the Bank’s and the Holding Company’s Articles of Incorporation, the Board of Directors of each company has the authority, without further action by the shareholders, to issue from time to time preferred stock in one or more series and to fix the number of shares of any series of preferred stock and to determine the designation of any such series.  The Board of Directors of each company also has the authority to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly un-issued series of preferred stock, and, within certain limits and restrictions, to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series.  This “blank check preferred” provision has an anti-takeover effect because the Boards’ authority to act is not conditioned on approval by the shareholders.

The Bank’s Bylaws provide that no person shall be a member of the Board of Directors unless such person meets certain qualification requirements.  The Holding Company’s Bylaws contain comparable qualification requirements.

The Bank’s Bylaws provide that director nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the Chairman of the Board of Directors of the Bank not less than 30 days or more than 60 days prior to any meeting of shareholders called for the election of directors.  The provision also requires detailed information about the nominee, including information necessary to determine if the nominee is qualified under the Bylaws.  The Holding Company’s Bylaws provide for comparable notification procedures.

Both the Bank’s and the Holding Company’s Articles of Incorporation include a provision which provides: “Any action required to be taken at any annual or special meeting of shareholders of this corporation, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that the board of directors of this corporation, by resolution, shall have previously approved such action.”  This provision prevents a shareholder or shareholders from taking any action with or without a meeting unless the Board of Directors has b y resolution previously approved such transaction.

Currently, cumulative voting is available in connection with the election of directors for both the Bank and the Holding Company.  The Articles of Incorporation for both the Bank and the Holding Company provide that when either corporation becomes a listed corporation within the meaning of Section 301.5 of the California Corporations Code, cumulative voting will be eliminated.  This provision would have the effect of making it more difficult for minority shareholders of either the Bank or the Holding Company to elect a director.

We believe that it is appropriate to include such anti-takeover provisions during the conversion to a holding company form of ownership.  The inclusion of such provisions is not in response to any attempted takeover of the Bank.  The Bank has not been the target of an attempted takeover in the past.

The presence of these anti-takeover provisions may have the effect of discouraging outside offers for the shares of the Holding Company.  These provisions may also give management more control than it would otherwise have over the acceptance or rejection of such offers.  Such provisions may protect the incumbent Board of Directors and management by discouraging takeover attempts which are not supported by the Board, but which may be supported by the majority of shareholders.  Nonetheless, these anti-takeover provisions do not diminish the fiduciary obligations of the Board of Directors or management to the shareholders.

Certain Federal Income and California Tax Consequences

It will be a condition to the completion of the Reorganization that legal counsel, Kirkpatrick & Lockhart Nicholson Graham LLP, opine that no gain or loss will be recognized for federal income tax or California bank and corporation tax or personal income tax purposes by the Bank, the Holding Company or the Bank’s shareholders as a result of the Reorganization.  See “Bank Holding Company Reorganization—Certain Federal Income and California Tax Consequences” below.  Such counsel has advised the Bank and the Holding Company that it fully expects to be able to deliver that opinion.

Each shareholder should rely upon his or her own tax advisor with respect to the federal, state, local and foreign tax consequences of the Reorganization.

Dividends

In the opinion of the Bank’s management, for the foreseeable future, there is no reason to expect that a decrease in the Holding Company’s dividend rate relative to that of the Bank will occur, although there can be no assurance as to the future rate of dividends on the Holding Company’s common stock.

RISK FACTORS

The purpose of the proposal is to give the Holding Company greater financial and corporate flexibility in such areas as the capital markets, acquisitions, non-banking activities and debt or other financings, and to permit it to participate in non-bank activities, which are not permissible for the Bank to engage in directly.  The nature of the business conducted by the Bank will not change.

Certain risks associated with the combined business of the Holding Company and the Bank as a result of the Reorganization of the Bank’s corporate structure, are presented below.  For additional risks associated with the Bank’s business, please see the “Risk Factors” set forth in the Bank’s Annual Report on Form 10-K for fiscal year ended December 31, 2005 and which are incorporated herein by reference.

The Holding Company’s Financial Condition

The proposed Reorganization calls for you to receive Holding Company stock in exchange for your Bank stock.  The Holding Company has no history of financial performance because it is a newly-formed California corporation.  The Holding Company’s financial condition following the Reorganization will depend on the operation and profitability of the Bank.  The Holding Company’s profitability may be affected by other factors such as:

•

businesses started or acquired by the Holding Company other than the Bank; and

•

laws and regulations applicable to the Holding Company.

Although the Holding Company intends to operate the Bank in substantially the same manner that it has been operated to date, changes to the operations of the Bank and new businesses may affect the financial performance and condition of the Holding Company as a whole and the return to shareholders of the Holding Company.

Banking Institutions

The financial services industry and banking in particular has undergone a complex deregulation process.  The interest rate limitations on what banks may pay to depositors have been phased out.  Interstate banking laws which allow financial institutions to cross state lines have been enacted nationally.  Competition to provide traditional banking services has increased among banks and other companies.  The Holding Company and the Bank will continue to be affected by these changes in the future.  The conduct of the Bank’s business as a subsidiary of the Holding Company may increase its ability to compete in this newly deregulated environment, but there can be no assurance that this will be the case.

Effect On Current Market Value of Outstanding Bank Stock

Although we do not know of any reason why implementation of the Reorganization would cause the market value of the Holding Company stock to be different from the market value of the Bank stock immediately prior to the consummation of the Reorganization, it is possible that the public trading market could perceive that the Holding Company stock has a different value than the Bank stock.  It is not known whether the public trading market will attribute any additional or lesser value to the Holding Company stock than it would attribute to the Bank stock.

Anti-Takeover Provisions

The Holding Company’s Articles of Incorporation and Bylaws contain provisions intended to prevent hostile takeovers.  The anti-takeover provisions include:  provisions requiring that shareholders give advance notice with respect to nomination of candidates for election as directors and certain proposals they may wish to present for a shareholder vote; elimination of cumulative voting upon becoming a listed corporation; requirements as to qualifications of directors; “blank check preferred” stock and other items.  These provisions and additional provisions of California law may discourage outside offers for the shares of the Holding Company, and protect incumbent Directors by discouraging takeover attempts which are not supported by the Board.

The presence of these anti-takeover provisions in the Holding Company’s Bylaws does not diminish the fiduciary obligations of the Board of Directors or management to the shareholders.

BANK HOLDING COMPANY REORGANIZATION

THE BOARD OF DIRECTORS OF THE BANK HAS UNANIMOUSLY APPROVED A PLAN OF REORGANIZATION UNDER WHICH THE BUSINESS OF THE BANK WOULD BE CONDUCTED AS A WHOLLY-OWNED SUBSIDIARY OF THE HOLDING COMPANY AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REORGANIZATION.

Reasons for the Proposal

A bank holding company form of organization will increase the corporate and financial flexibility of the businesses operated by the Bank through the combined business of the Bank and the Holding Company.  Examples are:

•

increased structural alternatives for acquisitions;

•

the ability to augment Bank capital by means of Holding Company debt or other securities; and

•

the ability to engage in certain non-banking activities.

A bank holding company can engage directly or through non-banking subsidiaries in certain non-bank-related activities in which the Bank cannot presently engage.  The Reorganization would broaden the scope of services which could be offered to the public.  The Holding Company has not made any determination as to which of these types of activities it may engage in after consummation of the proposed transaction.  The Holding Company could also acquire control of one of more other banking organizations which it could operate as separate subsidiaries of the Holding Company; although no determination has been made that the Holding Company will do so.

Description of the Reorganization

The Holding Company will subscribe for and will hold all of the 100 authorized shares of common stock of Reorganization Corp., which has been formed solely for the purpose of this transaction.  Reorganization Corp. will merge with and into the Bank under the name and charter of the Bank, pursuant to the terms of the Agreement and Plan of Reorganization (to which there is attached an Agreement of Merger).  See Attachment 1 of this Proxy Statement/Offering Circular.  Upon consummation of the transaction, the Bank will be a wholly-owned subsidiary of the Holding Company.

After the Reorganization, the business of the Bank will be conducted by the Bank under the name “San Joaquin Bank.”  All of the outstanding shares of stock of the Bank will be owned by the Holding Company.  The Bank will have substantially the same directors, officers, interests and properties as those of the Bank immediately prior to the Reorganization.  The Bank will continue to be subject to regulation by the California Department of Financial Institutions and the FDIC.  The Holding Company will be subject to regulation by the Board of Governors of the Federal Reserve System and the Securities and Exchange Commision.

Conversion of Shares and Exchange of Stock Certificates

Upon consummation of the Reorganization, each outstanding share of Bank stock will be converted into one share of Holding Company stock.  Upon surrender of Bank stock certificates by each holder for cancellation, along with delivery to the Holding Company of duly executed transmittal materials to be mailed after consummation of the Reorganization, each holder will be entitled to receive certificates representing the same number of shares of Holding Company common stock.  Until so surrendered, Bank stock certificates will be deemed for all purposes to evidence the same number of shares of Holding Company stock.  San Joaquin Bancorp or its exchange agent will mail transmittal materials to shareholders promptly after consummation of the Reorganization.

Stock certificates representing shares of Holding Company’s common stock will be available to be distributed to shareholders of the Bank promptly following consummation of the Reorganization, upon receipt by the Holding Company or its exchange agent of original stock certificates accompanied by duly executed transmittal materials.  The distribution of Holding Company stock certificates to you will be dependent upon the date of receipt of your Bank stock certificate for exchange along with properly completed transmittal materials.  Shareholders of the Bank will continue to be entitled to sell or transfer their Bank stock through the date of consummation of the transaction.  Further, you may sell Holding Company stock after the effective date of the Reorganization but before receipt of certificates representing Holding Company stock.  Shareholders should discuss any such sale with their broker ..

Regulatory Approvals

Federal and California law and regulations provide that certain acquisition transactions, such as the Reorganization, may not be consummated unless approved in advance by applicable regulatory authorities.  The Agreement and Plan of Reorganization provides that the Holding Company, the Bank, and Reorganization Corp. shall proceed expeditiously and cooperate fully in the procurement of any consents and approvals and in the taking of any other action and the satisfaction of all requirements, prescribed by law or otherwise, necessary for consummation of the Reorganization, including the preparation and submission of applications required to be filed with the California Department of Financial Institutions, the Federal Reserve Board and the FDIC.  Receipt of all requisite regulatory approvals and consents is a condition precedent to the consummation of the Reorganization.

It is expected that an application for prior approval of the Holding Company to acquire the Bank under Section 3 of the Bank Holding Company Act of 1956, as amended, will be filed with the Federal Reserve Board during May 2006.  A change-of-control application for approval to acquire the Bank will be filed by the Holding Company with the California Department of Financial Institutions in May 2006.  The Bank also expects to file a Bank Merger Act Application with the FDIC in May 2006.  There can be no assurances that the required regulatory approvals will be obtained, or as to conditions or timing of such approvals.

Although neither the Holding Company nor the Bank is aware of any reason why the requisite approvals of and consents to the Reorganization would not be granted, there can be no assurance such approvals and consents will be obtained or that, if obtained, such approvals and consents will not include conditions which would be of a type that would relieve the Holding Company, the Bank, or Reorganization Corp. from their obligation to consummate the Reorganization.

Affiliate Restrictions

The shares of Holding Company stock will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), by reason of Section 3(a)(12) thereof.  The resale of such shares by the directors, principal officers and principal shareholders may be restricted by the 1933 Act and by SEC rules if such directors, principal officers and principal shareholders are deemed to be “affiliates” as that term is defined by the 1933 Act and applicable SEC rules.

Persons considered to be in control of an issuer are considered “affiliates” and may include officers, directors and shareholders who own a significant percentage of the outstanding stock.  Holding Company stock received after the transaction by “affiliates” of the Holding Company will be “control stock,” which can be sold only if they are registered or transferred in a transaction exempt from registration under the 1933 Act, such as pursuant to SEC Rules 144 and 145, or pursuant to a properly perfected private placement transaction.  SEC Rules 144 and 145 generally require that before an affiliate can sell control stock:

•

there must be on file with the SEC for at least 90 days public information filed by the issuer;

•

the affiliate must sell his or her stock in a unsolicited broker’s transaction or directly to a market maker; and

•

during any three-month period, the amount of the securities that can be sold other than in non-public transactions is limited to the greater of 1% of the outstanding stock of the issuer or the average weekly trading volume during the last four calendar weeks.

Sales under Rule 144 are also governed by other requirements regarding the manner of sale, notice filing and the availability of current public information about the Bank Holding Company.  It is advisable for those shareholders who may become “affiliates” of the Holding Company to confer with their legal counsel prior to the sale of any Holding Company stock.

Conditions of Consummation

California law provides that a bank holding company reorganization such as the Reorganization requires the approval of a reorganization agreement by the Boards of Directors and by shareholders holding a majority of the outstanding common stock of each of the subject bank and the corporation merging with such bank.

The obligation of the Bank and the Holding Company to consummate the Reorganization is conditioned further upon the following:

•

the absence of any action, suit, proceeding or claim, made or threatened, related to the proposed Reorganization;

•

any development which makes consummation of the Reorganization inadvisable in the opinion of either Board of Directors;

•

the receipt of a favorable opinion of legal counsel with respect to the tax consequences of the Reorganization;

•

the receipt of all necessary regulatory approvals;

•

the number of shares of common stock of the Bank voting against the Reorganization makes consummation of the Reorganization unreasonable; and

•

the performance of all covenants and agreements.

Other Considerations

The Holding Company is a business corporation formed under California law.  It will have greater flexibility than the Bank in certain respects, including:

•

the incurrence of debt for leveraged growth;

•

the redemption of stock; and

•

the ownership and operation of related financially-oriented businesses.

The Holding Company will be a registered bank holding company under the Federal Bank Holding Company Act of 1956, as amended, and will be subject to supervision and regulation of the Federal Reserve Board thereunder.

Expenses

The Reorganization will cost approximately $125,000.  The expenses consist of legal fees, accounting fees, application fees, printing costs and other expenses.

Certain Federal Income and California Tax Consequences

Neither the Bank nor the Holding Company is required to complete the Reorganization, and their respective Boards of Directors do not intend to complete the Reorganization, unless both the Bank and the Holding Company receive an opinion (the “Tax Opinion”) of legal counsel, Kirkpatrick & Lockhart Nicholson Graham LLP, to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code and that, accordingly, for federal income tax and California bank and corporation tax and personal income tax purposes:

•

no gain or loss will be recognized by the Holding Company, the Bank or Reorganization Corp. as a result of the Reorganization;

•

no gain or loss will be recognized by Bank shareholders upon conversion of their Bank stock into Holding Company stock;

•

a Bank shareholder’s tax basis for the Holding Company stock will be the same as the tax basis of the Bank stock surrendered by the shareholder; and

•

a Bank shareholder’s holding period for the Holding Company stock will include the holding period of the Bank stock surrendered by the shareholder, provided that the Bank stock is held as a capital asset on the date of consummation of the Reorganization.

An opinion of counsel represents only such counsel’s best legal judgment and is not binding on the Internal Revenue Service, the California Franchise Tax Board or the courts.  The Tax Opinion will rely on certain representations of the Bank’s and the Holding Company’s management which are customary in transactions comparable to the Reorganization.  In addition, the Tax Opinion will be based upon laws, judicial decisions and administrative regulations, rulings and practice, and other applicable authority, all as in effect on the date of the Reorganization and all of which could be subject to change, either on a prospective or retroactive basis.  New developments in any such administrative matters or court decisions, legislative changes, or the inaccuracy or incompleteness of any of the representations of management could have an adverse effect on the legal or tax consequences described i n the Tax Opinion and counsel has not undertaken to accept any responsibility for updating or revising the Tax Opinion in consequence of any such new developments or changes.  Finally, the Tax Opinion deals only with the Federal Income Tax and California Bank and Corporation Tax and personal income tax consequences of the Reorganization.

ACCORDINGLY, SHAREHOLDERS ARE STRONGLY URGED TO CONSULT WITH AND MUST RELY UPON THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE REORGANIZATION IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

No Appraisal Rights for Dissenting Shareholders

Pursuant to the provisions of California law, shareholders of the Bank will not have dissenters’ rights in the Reorganization.  Shareholders of a California chartered bank are entitled to dissenters’ rights to the same extent as shareholders of a California corporation.  California law generally grants shareholders dissenters’ rights in transactions that are required to be approved by shareholders.  However, under California law, in a transaction such as the Reorganization, no dissenters’ rights are available.

Accounting Treatment of Reorganization.

The Reorganization will take place pursuant to the Agreement of Merger and Agreement and Plan of Reorganization.  The Reorganization will be, in effect, an exchange of shares between entities under common control.  Under generally accepted accounting principles, assets, liabilities, and stockholders’ equity shall be transferred at their carrying amounts in the accounts of the transferring entity, the Bank, at the date of transfer.  Upon completion of the Reorganization, the Bank will become a wholly-owned subsidiary of the Bank Holding Company.

ANTI-TAKEOVER MEASURES

The Purpose of the Anti-Takeover Provisions

The Bank’s Articles of Incorporation and Bylaws contain certain provisions which might be regarded as so-called “anti-takeover” provisions.  See discussion on anti-takeover provisions in this Proposal 3 above.  The Articles of Incorporation and Bylaws of the Holding Company will contain all of these provisions.  Such provisions may be described as “anti-takeover provisions” because they have an anti-takeover effect and may discourage takeover attempts which have not been approved by the Board of Directors.  We included these provisions because all of them are in the Bank’s existing Articles of Incorporation and Bylaws and because certain tactics have become relatively common in corporate takeover practice.

Your Board of Directors believes such tactics can be highly disruptive and can result in dissimilar and unfair treatment of shareholders.  We are not aware of any current efforts to obtain control of the Bank or to effect substantial accumulations of its stock.

The following discussion is a general summary of the material provisions of the Holding Company’s Articles of Incorporation and Bylaws and certain other regulatory provisions, which may be deemed to have an “anti-takeover” effect.  The following description of certain of these provisions is necessarily general and, with respect to provisions contained in the Holding Company’s Bylaws, reference should be made to the document in question.  A copy of the Holding Company’s Bylaws may be obtained by sending a written request to Office of the Corporate Secretary, San Joaquin Bank, 1301 17th Street, Bakersfield, California 93301.

Director Qualification and Nomination Procedures

The Holding Company’s Bylaws provide that no person shall be a member of the Board of Directors unless such person has been for at least two years immediately prior to his or her election a resident in a county in which a subsidiary of the Holding Company maintains an office except when the election of such person is approved by the affirmative vote of at least two-thirds of the members of the Board of Directors of the Holding Company then in office.  In addition, such person must not be, among other things, the holder of more than 1% of the outstanding shares of any other banking corporation, affiliate or subsidiary thereof, bank holding company, industrial loan company, savings bank or association or finance company other than of the Holding Company or any affiliate or subsidiary of the Holding Company, or a director, officer, employee, agent, nominee or attorney of any such entity or who has or is the n ominee of anyone who has any contract, arrangement or understanding with any such entity other than the Holding Company or any affiliate or subsidiary of the Holding Company. Each director must also be the record holder of at least 200 shares of the Holding Company.

The Holding Company’s Bylaws provide that director nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Holding Company not less than 30 days or more than 60 days prior to any meeting of shareholders called for election of directors.  The provision also requires that the notice contain detailed information about the nominee, including information necessary to determine if the nominee is qualified under the Bylaws.

Cumulative Voting

Cumulative voting means that a shareholder may cast the number of shares he or she owns times the number of directors to be elected in favor of one nominee or allocate such votes among the nominees as he or she determines.  It is anticipated that shareholders of the Holding Company will continue to have the right to vote cumulatively in the elections of directors for the foreseeable future.  Until and unless the Holding Company’s stock becomes qualified as a “listed corporation” within the meaning of Section 301.5 of the California General Corporation Law (“CGCL”), Section 708 of the CGCL will continue to apply and cumulative voting will continue to be required.

The Board of Directors and management have no present intention to qualify the Holding Company as a “listed corporation” within the meaning of Section 301.5 of the CGCL nor to take any action which would otherwise result in the Holding Company no longer being subject to Section 708 of the CGCL.  Therefore, at the present time, cumulative voting is expected to remain in effect.

Additional Considerations

Federal law requires prior approval by the Board of Governors of the Federal Reserve System before any company acquires control of a bank or bank holding company.  In addition, pursuant to the California Financial Code, no person or entity may directly or indirectly, acquire a controlling interest in a California state-chartered bank without the prior written approval of the California Department of Financial Institutions.  Independent of any provision of the Holding Company’s Articles of Incorporation or Bylaws, the requirement for such regulatory approval may delay efforts to obtain control over the Holding Company.

The Holding Company has 20,000,000 shares of authorized common stock and 5,000,000 shares of authorized preferred stock of which, after consummation of the proposed Reorganization, there will be approximately 3,474,212 shares of common stock issued and outstanding (assuming no stock options are exercised) and no shares of preferred stock issued and outstanding.  Therefore the Holding Company will have approximately 16,525,788 shares of its authorized common stock and 5,000,000 shares of authorized preferred stock available for future issuance by the Board of Directors for any proper corporate purpose.  These shares could be issued into “friendly” hands by the Board of Directors in the event of an attempt to gain control of the Holding Company.  Because the Holding Company’s authorized but unissued shares could be issued and used in this manner, they represent another potential anti-take over device.  In addition, as of April 25, 2006, the Bank had options outstanding to purchase an aggregate of 442,065 shares of its stock and 235,585 shares are reserved for granting further options.

Except as discussed above or elsewhere in this Proxy Statement/Offering Circular, the Holding Company’s Articles of Incorporation and Bylaws currently contain no other provisions that were intended to be or could fairly be considered as anti-takeover in nature or effect.  The Board of Directors has no present intention to amend the Articles of Incorporation to add any further anti-takeover provisions.

MARKET PRICES OF STOCK

The Holding Company

San Joaquin Bancorp was incorporated in California on May 4, 2006.  No more than one share of the Holding Company has been issued since the date of its incorporation to the present time.  Therefore, no market exists at this time for the Holding Company’s stock.  As a result of the Reorganization, Bank shareholders will receive for their Bank stock shares of Holding Company stock.  It is anticipated that following consummation of the Reorganization trades of the Holding Company’s common stock will be reported on the OTC Bulletin Board.

The Bank

The Bank had approximately 1,061 shareholders of record as of April 25, 2006.  The Bank’s common stock is not listed on any exchange, nor is it included on NASDAQ.  However, trades may be reported on the OTC Bulletin Board under the symbol “SJQN.”  The Bank is aware that Morgan Stanley Dean Whitter, A.G. Edwards & Sons, Inc., Hoefer & Arnett, Inc., Seidler Companies, Monroe Securities, Wedbush Morgan Securities, Howe Barnes Investments, Inc. and UBS Financial Services make a market in the Bank’s common stock.  Management is aware that there are also private transactions in the Bank’s common stock, although the data set forth below may not reflect all such transactions.

The following table summarizes the range of sales prices of the Bank’s common stock for each quarter during the last two fiscal years as quoted on the OTC Bulletin Board.  The quotations reflect the price that would be received by the seller without markups, mark-downs or commissions and may not have represented actual transactions:

	High	Low
2005
Fourth Quarter	$34.60	$30.80
Third Quarter	$31.65	$26.55
Second Quarter	$28.90	$26.25
First Quarter	$28.00	$26.15

2004
Fourth Quarter	$27.75	$22.10
Third Quarter	$23.00	$21.50
Second Quarter	$23.25	$20.05
First Quarter	$23.10	$18.50

DIVIDENDS

The Holding Company

Since the date of its incorporation, the Holding Company has paid no dividends.  After consummation of the Reorganization, the amount and timing of any future dividends will be determined by its Board of Directors and will substantially depend upon the earnings and financial condition of its principal subsidiary, the Bank.  The ability of the Holding Company to obtain funds for the payment of dividends and for other cash requirements is largely dependent on the amount of dividends which may be declared by its subsidiary, the Bank.

Because the Bank is a California state-chartered bank, its ability to pay dividends or make distributions to its shareholders is subject to restrictions set forth in the California Financial Code.  The California Financial Code restricts the amount available for cash dividends by state-chartered banks to the lesser of retained earnings or the bank’s net income for its last three fiscal years (less any distributions to shareholders made during such period).  In the event the Bank has no available funds for dividends as described above, then any dividends contemplated would require approval from the Commissioner of the Department of Financial Institutions.

The Holding Company is a California corporation.  Under the CGCL, the Holding Company will be restricted in its ability to declare and pay dividends.  The Holding Company may make a distribution to its shareholders if one of the following standards is met:  (i) the retained earnings of the corporation immediately prior to the distribution equals or exceeds the amount of the proposed distribution; or (ii) immediately after giving effect to the dividend, the assets of the corporation are at least equal to 1-1/4 times its liabilities and the current assets of the corporation are at least equal to its current liabilities, but if the average pre-tax net earnings of the corporation before interest expense for the two years preceding the distribution was less than the average interest expense of the corporation for those years, the current assets of the corporation are at least equal to 1-1/4 times its curre nt liabilities.

Management believes that, for the foreseeable future, the ability of the Holding Company to pay cash dividends will effectively remain the same as the Bank.

The Bank

The Bank has paid a $0.24 per share cash dividend to shareholders in 2006, a $0.22 per share cash dividend to shareholders in 2005, a $0.20 per share cash dividend in 2004, a $0.20 per share cash dividend in 2003, a $0.18 per share cash dividend in 2002 and a $0.17 per share cash dividend in 2001.

The Holding Company anticipates continuing to pay cash dividends in the future.  In the opinion of the Bank’s management, for the foreseeable future, there is no reason to expect a decrease in the Holding Company’s dividend rate relative to the Bank’s cash dividend rate, although no assurance can be given as to the occurrence of events in the future which may adversely affect the rate of cash dividends by the Bank or the Holding Company.

CAPITALIZATION

The following table sets forth the capitalization of the Bank as of March 31, 2006 and the pro forma capitalization of the Holding Company as of March 31, 2006 on a consolidated basis, assuming that the Reorganization had been consummated at such date and the Holding Company had redeemed and canceled the shares of Reorganization Corp. issued to the Holding Company.

	Bank (Actual)	Reorganization Corp. (Actual)(1)	Adjustments (Pro Forma)	Holding Company(2) (Pro Forma)
Common Stock	$10,221,000	$100	$(100)	$10,221,000
Preferred Stock	0	0		0
Additional Paid-in Capital-Stock Options	26,000	0		26,000
Accumulated Other Comprehensive Income (Expense)	(148,000)	0		(148,000)
Net Income	2,206,000	0		2,206,000
Retained Earnings	28,611,000	0		28,611,000

Total Shareholders’ Equity	$40,916,000	$100	$(100)	$40,916,000

(1)

Represents the capitalization of Reorganization Corp. of $100.

(2)

The Holding Company expects to borrow approximately $100,000 to cover its organization and formation expenses.

FINANCIAL STATEMENTS

The Bank’s audited Balance Sheets as of December 31, 2005 and 2004 and the related audited Statements of Income, Changes in Shareholders’ Equity and Cash Flows for the years then ended are included in the Bank’s Annual Report, a copy of which was sent to the Bank’s shareholders on or about April 30, 2006.  Financial statements of the Bank are not included herein as they are not deemed material to the exercise of prudent judgment by shareholders with respect to the matters to be acted upon at the Meeting.  If any shareholder so desires, he or she may obtain an additional copy of such financial statements upon written request to Office of the Corporate Secretary, San Joaquin Bank, 1301 17th Street, Bakersfield, California 93301, (661) 281-0300.

In accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 50, Financial Statement Requirements in Filings Involving the Formation of a Bank Holding Company, the Bank’s audited Balance Sheets as of December 31, 2005 and 2004 and related audited Statements of Income, Shareholders’ Equity and Cash Flows for each of the three years ended December 31, 2005, prepared in conformity with generally accepted accounting principles, and report of independent public accountants, were included as part of the Bank’s 2005 Annual Report to Shareholders, a copy of which was mailed to the Shareholders on or around April 30, 2006.  Additional copies of the Bank’s 2005 Annual Report to Shareholders are available to each person to whom this Proxy Statement/Offering Circular has been delivered, upon written request of any such person, directed to Office of the Corporate Secretary, San Joaquin Bank, 1301 17th Street, Bakersfield, California 93301, (661) 281-0300.

No historical financial information is available for the Holding Company since it is a newly formed California corporation.

HISTORY AND BUSINESS OF THE HOLDING COMPANY

General

The Holding Company was incorporated under the laws of the State of California on May 4, 2006, for the purpose of becoming the holding company of the Bank.  Immediately prior to consummation of the Reorganization, the Holding Company will own all of the stock of Reorganization Corp.  Thereafter, Reorganization Corp. will merge with the Bank.  Shareholders of the Bank will become shareholders of the Holding Company.  The Holding Company will become the sole shareholder of the Bank.  The Bank will carry on the business of the Bank under the name “San Joaquin Bank.”  The executive offices of the Holding Company are located at 1000 Truxtun Avenue , Bakersfield, California 93301.  A copy of the Holding Company’s Articles of Incorporation is attached hereto as Attachment 2.

Employees

The Holding Company has no employees other than its officers, each of whom is also an employee and officer of the Bank and who serve in their capacity as officers of the Holding Company without additional compensation.  Upon consummation of the Reorganization, the Holding Company, whose sole business function initially will be to hold 100% of the outstanding stock of the Bank, does not anticipate any immediate change in the number of or status of its employee officers.  The status of the Bank’s employees is not expected to be affected by the Reorganization.

Board of Directors

The Holding Company’s Bylaws provide that the Holding Company shall have one (1) authorized director if the Holding Company has only one (1) shareholder.  The initial sole director of the Holding Company is Bruce Maclin, who also serves as the Chairman of the Board of Directors of the Bank.  The Holding Company’s Bylaws provide that upon the issuance of shares to an additional one or more shareholders, which shall require the election or appointment of additional directors, the number of authorized directors may not be less than seven (7) nor more than thirteen (13).  As of May 2006, the exact number of Directors has been fixed at one (1). On or prior to the consummation of the Reorganization, the number of directors will be fixed at ten (10), which is the same as the number of directors of the Bank.  Directors of the Holding Company are elected to one-year terms.  Upon consummatio n of the Reorganization, the Directors of the Holding Company are expected to beneficially own the following numbers and percentages of Holding Company stock:

*

Indicates less than 1%

**

The address of all persons listed is 1301 – 17th Street, Bakersfield, CA 93301

(1)

Includes 2,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(2)

Includes 44,973 shares held by The Annis Family Trust that Stephen M. Annis is deemed to beneficially own as a co-trustee of the Annis Family Trust.  Nancy Annis, Mr. Annis’ wife, is also a co-trustee of The Annis Family Trust.  Also, includes 24,900 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(3)

Includes 16,839 shares held by the Louis J. Barbich, CPA, Inc., Pension Trust that Louis J. Barbich is deemed to beneficially own as a co-trustee of the Louis J. Barbich, CPA, Inc., Pension Trust.  Sheryl Barbich, Mr. Barbich’s wife, is also a co-trustee of the Louis J. Barbich, CPA, Inc., Pension Trust.  Also, includes 8,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(4)

Includes (i) 75,307 shares held by The Berchtold Family Trust that Elvin G. Berchtold is deemed to beneficially own as a co-trustee of The Berchtold Family Trust.  Ida E. Berchtold, Mr. Berchtold’s wife, is also a co-trustee of The Berchtold Family Trust, (ii) 7,836 shares held by Ida E. Berchtold in an individual retirement account, (iii) 28,170 shares held by Berchtold Bros., a trust that handles investments for Mr. Berchtold’s children, of which Mr. Berchtold and his wife are co-trustees and (iv) 3,248 shares held by The Wilheminia Westlund Berchtold Trust, which Mr. Berchtold is deemed to beneficially own as a co-trustee of The Wilheminia Westlund Berchtold Trust.  Ida E. Berchtold is also a co-trustee of The Wilheminia Westlund Berchtold Trust.  Mr. Berchtold disclaims beneficial ownership of the 28,170 shares held by Berchtold Bros.  Also, includes 8,000 shares under lying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(5)

Includes 50,304 shares held by The Rogers & Esther R. Brandon Family Trust that Rogers Brandon is deemed to beneficially own as a co-trustee of The Rogers & Esther R. Brandon Family Trust.  Esther R. Brandon, Mr. Brandon’s wife, is also a co-trustee of The Rogers & Esther R. Brandon Family Trust.  Also, includes 3,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(6)

Includes 200 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(7)

Includes 114,002 shares held jointly by Bart Hill, President, Chief Executive Officer and a Director of the Bank, and his wife, Napier Hill.  Also includes 80,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(8)

Includes 21,900 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(9)

Includes 435,359 shares held by the Bruce and Laurie Maclin Trust that Bruce Maclin is deemed to beneficially own as co-trustee of the trust. Laurie Maclin, Mr. Maclin’s wife, is also co-trustee of the Bruce and Laurie Maclin Trust.  Also includes 80,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(10)

Includes 30,590 shares held by The Montgomery Family Trust that Robert B. Montgomery, a Director of the Bank, is deemed to beneficially own as a co-trustee of The Montgomery Family Trust.  Ruth Ann Montgomery, Mr. Montgomery’s wife, is also a co-trustee of The Montgomery Family Trust.  Also, includes 8,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

(11)

Includes 5,300 shares held by The Virginia F. Moorhouse Trust that Virginia F. (Ginger) Moorhouse is deemed to beneficially own as trustee of The Virginia F. Moorhouse Trust, and 100 shares held by her husband, John P. Moorhouse, Jr.  Also, includes 2,000 shares underlying options that are currently exercisable or exercisable within 60 days of April 25, 2006.

Remuneration of Directors and Officers

The Holding Company has paid no remuneration to its officers and directors since its incorporation.  It is not anticipated that the Holding Company’s officers and directors will initially be paid any additional compensation by the Holding Company other than that currently paid to them by the Bank.

Indemnification

The Holding Company’s Articles of Incorporation and Bylaws provide for indemnification of officers, directors, employees and agents to the fullest extent permitted by California law.

California law generally allows indemnification in matters not involving actions by or in the right of the corporation, to an agent of the corporation if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation, and in the case of a criminal matter, had no reasonable cause to believe the conduct of such person was unlawful.  California law, with respect to matters involving actions by or in the right of a corporation, allows indemnification of an agent of the corporation, if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders; provided that there shall be no indemnification for: (i) amounts paid in settling or otherwise disposing of a pending action without court approval; (ii) expenses incurred in defending a pending action which is settled or otherwise dispose d of without court approval; (iii) matters in which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which the proceeding is or was pending shall determine that such person is entitled to be indemnified; or (iv) certain other matters specified in the CGCL.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or persons controlling the Holding Company pursuant to provisions in the Holding Company’s Articles of Incorporation and Bylaws, the Holding Company has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is therefore unenforceable.

The Reorganization of the Bank into a subsidiary of the Holding Company is not expected to have any effect on the ability of the Bank or the Holding Company to obtain officers and directors indemnification insurance, or the rates at which such insurance is available.  The provisions regarding indemnification may not be applicable under certain federal banking laws and regulations.

HISTORY AND BUSINESS OF THE BANK

General

The Bank commenced operations as a California state-chartered Bank in December 1980 and is the oldest independent community bank headquartered in Bakersfield, Kern County, California. At December 31, 2005, the Bank had total consolidated assets of $627,014,000, total consolidated deposits of $575,533,000, total consolidated net loans of $400,397,000, and shareholders’ equity of $39,290,000.

In 1987, the Bank formed a subsidiary, the Kern Island Company (“KIC”), to acquire, develop, sell or operate commercial or residential real property located in the Company’s geographic market area. In 1993 the Bank formed a limited partnership, Farmersville Village Grove Associates (a California limited partnership) (“FVGA”), to acquire and operate low-income housing projects under the auspices of the Rural Economic and Community Development Department (formerly Farmers Home Administration), United States Department of Agriculture. KIC is the 5% general partner and the Bank is the 95% limited partner.

The investment in FVGA is shown on the Bank’s consolidated financial statements as “Investment in real estate.” This investment consists of a 48-unit seniors’ apartment project, located in Farmersville, Tulare County, California. This project is financed by the Rural Economic and Community Development Department (formerly Farmers Home Administration), United States Department of Agriculture (“RECD”). The Bank acquired the project by a grant deed executed in lieu of foreclosure pursuant to a judgment entered December 3, 1991, in Kern County Superior Court. The deed was executed in settlement of a $400,000 loan owed to the Bank. Concurrent with the acquisition, the Bank assumed an $880,000 loan payable to the RECD. The project is operated by FVGA. The FVGA apartment project generates a positive cash flow, therefore additional investment in the project by the Bank is not required. Because of the subsidized rent p rogram sponsored by RECD under which this apartment project is operated, the owner of the project was eligible and did receive a federal tax credit in the amount of $600,000, which was amortized over a period of 10 years. Both KIC and FVGA exist solely to own and operate the Farmersville apartment project. Management does not anticipate any additional cash infusion required by the Bank and the effects of the operation of KIC and FVGA on the Bank are negligible.

Through its network of banking offices, the Bank emphasizes professional, personal banking service directed primarily to small and medium-sized businesses and professionals. Although the Bank’s primary focus is toward the small and medium-sized business and professional market, the Bank also provides a full range of banking services that are available to individuals, public entities, and non-profit organizations.

The Bank offers a wide range of deposit accounts. These include personal and business checking and savings accounts, interest-bearing negotiable order of withdrawal (“Super NOW”) accounts, money market accounts, time deposits and individual retirement accounts.

The Bank also provides a full array of lending services, including commercial, consumer installment, and real estate loans. Commercial loans are loans to local community businesses and may be unsecured or secured by assets of the business and/or its principals. Consumer installment loans include loans for automobiles, home improvements, debt consolidation and other personal needs. Real estate loans include short-term commercial loans secured by real estate and construction loans.

The Bank originates loans that are guaranteed under the Small Business Investment Act and in the past has sold SBA loans in the secondary market, although the Bank currently retains SBA loans in its portfolio.

The Bank also offers a wide range of specialized services designed to attract and service the needs of commercial customers and account holders. These services include ACH origination services, Internet banking for business and individual customers, safe deposit, MasterCard and Visa merchant deposit services, messenger pick-up service, cash management sweep accounts, MasterCard MasterMoney™ ATM/Check cards, and Visa and MasterCard credit cards.

Competition

The banking and financial services industry in California generally, and in the Bank’s market area specifically, is highly competitive. The increasingly competitive environment is a result primarily of changes in regulation, changes in technology and product delivery systems, and the accelerating pace of consolidation among financial services providers. The Bank competes for loans, deposits, and customers with other commercial banks, savings and loan associations, securities and brokerage companies, mortgage companies, insurance companies, finance companies, money market funds, credit unions, and other non-bank financial service providers. Many of these competitors are much larger in total assets and capitalization, have greater access to capital markets and offer a broader range of financial services than the Bank.

Employees

As of April 25, 2006, the Bank had approximately 139 employees, consisting of 21 officers, 101 full-time employees and 38 part-time employees.  The Bank believes that its employee relations are satisfactory.

Description of Property

The following properties are owned by the Bank and are unencumbered. In the opinion of Management, all such properties are adequately covered by insurance.

Name and Location	Use of Facilities	Square Feet of Interior Space	Land and Building Costs	Date of Acquisition
Administration 1000 Truxtun Ave. Bakersfield, CA 93301	Administrative Office and data center	10,000	$879,000	06/01/1996
Rosedale 3800 Riverlakes Dr. Bakersfield, CA 93312	Branch Office	12,600	$3,562,000	02/01/2002 (land) 08/01/2004 (building)
Stockdale 4600 California Ave. Bakersfield, CA 93309	Branch Office	5,914	$3,317,000	02/27/04

1

The following facilities are leased by the Bank as of December 31, 2005.  In the opinion of Management, all such properties are adequately covered by insurance.

Name and Location	Use of Facilities	Square Feet of Interior Space	Land and Building Costs	Lease Expiration Date
Main Office 1301-17th St. Bakersfield, CA 93301	Head Office	6,311	$ 6,829.74 per month*	2/28/2006**
Delano Office 1613 Inyo St. Delano, CA	Branch Office	1,690	$1,521.00 per month	9/30/2006

*

This rent amount is subject to a periodic cost of living adjustment based upon the producer price index as published by the U.S. Bureau of Labor Statistics. The next adjustment is due on March 1, 2013.

**

On February 2, 2006, the Bank exercised its option to renew the lease for ten years. The New lease expires on February 28, 2016 and is subject to an option to renew for one additional ten-year term.

All of the Bank’s existing facilities are considered to be adequate for the Bank’s present and anticipated future use.

Legal Proceedings

There are no material pending legal proceedings to which the Holding Company, the Bank, or Reorganization Corp. is a party, other than routine litigation incidental to the business of the Bank.  Further, there is no material pending legal proceeding in which any director, executive officer, principal shareholder, or affiliate of the Holding Company, the Bank or Reorganization Corp. or any associate of any such director, executive officer, or principal shareholder is a party or has a material interest adverse to the Holding Company, the Bank or Reorganization Corp.  None of the routine litigation in which the Bank is involved is expected to have a material adverse impact upon the financial position or results of operations of the Holding Company, the Bank or Reorganization Corp.

Board of Directors and Officers

The Bank’s Board of Directors is presently composed of ten (10) members, each of whom stands for election each year.  For additional information concerning directors and executive officers, see “Proposal 1:  Election of Directors” above.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers’ and Directors’ Compensation

Information concerning the annual and long-term compensation for executive officers and directors is set forth under “Proposal 1: Election of Directors—Non-Employee Director Compensation” and “Executive Compensation.”

2

Committees and Meetings of the Board of Directors

Information concerning the committees and the meetings of the Board of Directors during 2005 is set forth under “Proposal 1: Election of Directors—Board of Directors and Committees” above.

RELATED PARTY TRANSACTIONS

Certain of the Bank directors, executive officers, principal shareholders, and their associates have had banking transactions with the Bank in the ordinary course of business.  All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other favorable features.

In 2005, the largest aggregate extensions of credit to all directors, executive officers, principal shareholders, and their associates, as a group, was $7,965,000, or 21.3% of the Bank’s total equity capital based on the Bank's equity capital at that time.  No one member of the group had extensions of credit exceeding 10% of the Bank’s equity capital.

SUPERVISION AND REGULATION

Banks are extensively regulated under both federal and state law.  This regulation is intended primarily for the protection of depositors and the deposit insurance fund and not for the benefit of stockholders of the Bank.  The following is a summary of certain statutes and regulations affecting the Holding Company and the Bank.  It is not intended to be an exhaustive description of the statutes and regulations applicable to the Holding Company’s or the Bank’s business.  The description of statutory and regulatory provisions is qualified in its entirety by reference to the particular statutory or regulatory provisions.

Moreover, major new legislation and other regulatory changes affecting the Holding Company, the Bank, banking, and the financial services industry in general have occurred in the last several years and can be expected to occur in the future.  The nature, timing and impact of new and amended laws and regulations cannot be accurately predicted.

Certain Restrictions on Activities and Operations of the Holding Company

The Holding Company intends to register as a bank holding company (a “BHC”) under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and as such will be subject to regulation by the Board of Governors of the Federal Reserve System (“FRB”).  As such, the Holding Company and its nonbank subsidiaries would be subject to the supervision, examination, and reporting requirements of the BHCA and the regulations of the FRB.  The Holding Company is also a BHC within the meaning of Section 3700 of the California Financial Code. As such, the Holding Company and its subsidiaries would be subject to examination by, and may be required to file reports with, the California Department of Financial Institutions (the “DFI”).

The FRB has the authority to issue orders to BHCs to cease and desist from unsafe or unsound banking practices and violations of conditions imposed by, or violations of agreements with, the FRB.  The FRB is also empowered to assess civil money penalties against companies or individuals who violate the BHCA orders or regulations thereunder, to order termination of nonbanking activities of BHCs, and to order termination of ownership and control of a nonbanking subsidiary by a BHC.

Limitations on BHC Activities

The BHCA prohibits a BHC from acquiring substantially all the assets of a bank or acquiring direct or indirect ownership or control of more than 5% of the voting shares of any bank, or increasing such ownership or control of any bank, or merging or consolidating with any BHC without prior approval of the FRB. In general, the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 authorizes BHCs to acquire banks located in any state, subject to certain state-imposed age and deposit concentration limits, and also authorizes interstate mergers and to a lesser extent, interstate branching.

The Gramm-Leach-Bliley Act (“GLBA”) established a comprehensive framework to permit affiliations among commercial banks, insurance companies, securities firms, and other financial service providers by expanding the BHCA framework to permit BHCs that elect to be treated as “financial holding companies” (“FHCs”) to engage in a range of financial activities broader than would be permissible for traditional BHCs, such as the Holding Company, that have not elected to be treated as FHCs. “Financial activities” is broadly defined to include not only banking, insurance and securities activities, but also merchant banking and additional activities that the FRB, in consultation with the Secretary of the Treasury, determines to be financial in nature, incidental to such financial activities, or complementary activities that do not pose a substantial risk to the safety and soundness of de pository institutions or the financial system generally.  In sum, the GLBA permits a BHC that qualifies and elects to be treated as a FHC to engage in a significantly broader range of financial activities than BHCs that have not elected FHC status.  The Holding Company does not currently intend to elect to become a FHC.

Unless a BHC becomes a FHC under the GLBA, the BHCA prohibits a BHC from acquiring a direct or indirect interest in or control of more than 5% of the voting shares of any company that is not a bank or a BHC.  In addition, it prohibits engaging directly or indirectly in activities other than those of banking, managing or controlling banks or furnishing services to its subsidiary banks.  However, it may engage in and may own shares of companies engaged in certain activities the FRB determines to be so closely related to banking or managing and controlling banks so as to be a proper incident thereto. In making such determinations, the FRB is required to weigh the expected benefit to the public. This determination incorporates greater convenience, increased competition or gains in efficiency, against the possible adverse effects, such as undue concentration of resources, decreased or unfair competition, confli cts of interests or unsafe or unsound banking practices.

In order to elect to become a FHC and thus engage in a broader range of financial activities, a BHC must meet certain tests and file an election form with the FRB.  To qualify, all of a BHCs subsidiary banks must be well capitalized (as discussed below under “Regulation of the Bank—Capital Requirements”) and well managed, as measured by regulatory guidelines. In addition, to engage in the new activities, each of the BHCs banks must have been rated “satisfactory” or better in its most recent federal Community Reinvestment Act (“CRA”) evaluation.

A BHC that elects to be treated as an FHC may face significant consequences if its banks fail to maintain the required capital and management ratings, including entering into an agreement with the FRB which imposes limitations on its operations and may even require divestitures.  Such possible ramifications may limit the ability of a bank subsidiary to significantly expand or acquire less than well-capitalized and well-managed institutions.  At this time, the Holding Company has not elected to become an FHC.

Capital Requirements

The FRB and FDIC have risk-based capital adequacy guidelines intended to provide a measure of capital adequacy that reflects the degree of risk associated with a banking organization’s operations for both transactions reported on the balance sheet as assets, and transactions such as letters of credit and recourse arrangements, which are recorded as off balance sheet items.  Under these guidelines, nominal dollar amounts of assets and credit equivalent amounts of off balance sheet items are multiplied by one of several risk adjustment percentages, which range from 0% for assets with low credit risk, such as certain U.S. government securities, to 100% for assets with relatively higher credit risk, such as certain loans.

The FRB and FDIC take into consideration concentrations of credit risk and risks from nontraditional activities, as well as an institution’s ability to manage those risks, when determining the adequacy of an institution’s capital.  This evaluation is made as a part of the institution’s regular safety and soundness examination.  The federal banking agencies also consider interest rate risk (when the interest rate sensitivity of an institution’s assets does not match the sensitivity of its liabilities or its off-balance sheet position) in evaluation of a bank’s capital adequacy.

The FRB and/or the FDIC may increase such minimum requirements for all banks and bank holding companies or for specified banks or bank holding companies.  Increases in the minimum required ratios could adversely affect the Bank and the Holding Company, including their ability to pay dividends.  U.S. bank regulatory authorities and international bank supervisory organizations, principally the Basel Committee on Banking Supervision, currently are considering changes to the risk-based capital adequacy framework which ultimately could affect the appropriate capital guidelines to which the Holding Company and the Bank  are subject.

U.S. bank regulatory authorities and the Basel Committee on Banking Supervision of the Bank for International Settlements, an international organization comprised of representatives of central banks of the Group of Ten countries (the “Basel Committee”), continue to consider changes to the risk-based capital adequacy framework which ultimately could affect the appropriate capital guidelines to which the Holding Company and the Bank are subject.  The Basel Committee continues to evaluate certain aspects of the proposed New Basel Capital Accord, with the goal of implementation by 2007. The New Basel Capital Accord incorporates three pillars that address (a) minimum capital requirements, (b) supervisory review, which relates to an institution’s capital adequacy and internal assessment process, and (c) market discipline, through effective disclosure to encourage safe and sound banking practices. Embod ied within these pillars are aspects of risk assessment that relate to credit risk, interest rate risk and operational risk, among others, and certain proposed approaches by the Basel Committee to complete such assessments may be considered complex. It is possible that under the New Basel Capital Accord large complex institutions that are capable of implementing sophisticated risk assessment procedures would be permitted to operate with less capital than other institutions. This could put banks that do not have such sophisticated risk assessment procedures at a competitive disadvantage. The Bank continues to monitor the status of the New Basel Accord.

Limitations on Acquisitions of Common Stock

The federal Change in Bank Control Act prohibits a person or group of persons from acquiring “control” of a BHC unless the FRB has been given at least 60 days to review and does not object to the proposal. Under a rebuttable presumption established by the FRB, the acquisition of 10% or more of a class of voting securities of a BHC, such as the Holding Company, with a class of securities registered under Section 12 of the Exchange Act, would, under the circumstances set forth in the presumption, constitute the acquisition of control of a BHC.  California law also imposes certain limitations on the ability of persons and entities to acquire control of banking institutions and their parent companies.

In addition, any company would be required to obtain the approval of the FRB under the BHCA before acquiring 25% (5% in the case of an acquirer that is a BHC) or more, or otherwise obtaining control or a controlling influence over a BHC.

3

Cash Dividends

FRB policy provides that a bank or a BHC generally should not maintain its existing rate of cash dividends on common stock unless the organization’s net income available to common shareholders over the past year has been sufficient to fully fund the dividends and the prospective rate of earnings retention appears consistent with the organization’s capital needs, asset quality and overall financial condition. FRB policy further provides that a BHC should not maintain a level of cash dividends to its shareholders that places undue pressure on the capital of bank subsidiaries, or that can be funded only through additional borrowings or other arrangements that may undermine the BHC’s ability to serve as a source of strength.

Section 500 of the California General Corporations Law restricts the ability of a California corporation to declare and pay dividends.  As a California corporation, the Holding Company will be restricted in its ability to declare and pay dividends.  The Holding Company may make a distribution to its shareholders if one of the following standards is met:  (i) the retained earnings of the corporation immediately prior to the distribution equals or exceeds the amount of the proposed distribution; or (ii) immediately after giving effect to the dividend, the assets of the corporation is at least equal to 1¼ times its liabilities and the current assets of the corporation is at least equal to its current liabilities, but if the average pre-tax net earnings of the corporation before interest expense for the two years preceding the distribution was less than the average interest expense of the corporation for those years, the current assets of the corporation must at least equal 1¼ times its current liabilities.

Support of Subsidiary Institutions

Under FRB policy, the Holding Company is expected to act as a source of financial and managerial strength for, and commit its resources to, supporting the Bank during periods of financial stress or adversity. This support may be required at times when the Holding Company may not be inclined to provide it. In addition, any capital loans by a BHC to any of its bank subsidiaries are subordinate to the payment of deposits and to certain other indebtedness. In the event of the bankruptcy of a BHC, any commitment by the BHC to a federal bank regulatory agency to maintain the capital of a bank subsidiary will be assumed by the bankruptcy trustee and entitled to a priority of payment.

Regulatory Enforcement Authority

The enforcement powers available to federal banking regulators include, among other things, the ability to assess civil money penalties, to issue cease-and-desist or removal orders and to initiate injunctive actions against banking organizations and institution-affiliated parties, as defined in the Federal Deposit Insurance Act (“FDIA”). In general, these enforcement actions may be initiated for violations of law and regulations and unsafe or unsound practices. Other actions or inactions may provide the basis for enforcement action, including misleading or untimely reports filed with regulatory authorities or noncompliance with consumer protection laws. Under certain circumstances, federal and state laws require public disclosure and reports of certain criminal offenses and also final enforcement actions by the federal banking agencies.

FDIC Insurance Premiums

The Bank pays deposit insurance premiums to the FDIC based on an assessment rate established by the FDIC for Bank Insurance Fund-member institutions. The FDIC has established a risk-based premium system under which the FDIC classifies institutions based on their capital ratios and on other relevant information and generally assesses higher rates on those institutions that tend to pose greater risks to the federal deposit insurance funds. The FDIA does not require the FDIC to charge all banks deposit insurance premiums when the ratio of deposit insurance reserves to insured deposits is maintained above specified levels. However, because of general economic conditions and recent bank failures, it is possible that the ratio of deposit insurance reserves to insured deposits could fall below the minimum ratio that FDIA requires, which would result in the FDIC setting deposit insurance assessment rates sufficient to incre ase deposit insurance reserves to the required ratio. The Bank cannot predict whether the FDIC will be required to increase deposit insurance assessments above their current levels.

In February 2006, Congress enacted the Federal Deposit Insurance Reform Act of 2005 (the “FDIR Act”). As a result of the passage of the FDIR Act: (i) the FDIC’s Bank Insurance Fund will be merged with the FDIC’s Savings Association Insurance Fund creating the Deposit Insurance Fund (the “DIF”) no later than July 1, 2006; (ii) the $100,000 per account insurance level will be indexed to reflect inflation; (iii) deposit insurance coverage for certain retirement accounts will be increased to $250,000 on April 1, 2006; and (iv) a cap will be placed on the level of the DIF and dividends will be paid to banks once the level of the DIF exceeds the specified threshold.

Capital Requirements and Prompt Corrective Action

As discussed above, the FDIC has promulgated regulations and adopted a statement of policy regarding the capital adequacy of state-chartered banks, which, like the Bank, are not members of the Federal Reserve System. Moreover, the FDIC has promulgated regulations to implement the system of prompt corrective action established by the FDIA. Under the regulations, a bank is given one of the following ratings based upon its regulatory capital: “well capitalized,” “adequately capitalized,” “undercapitalized,” “significantly undercapitalized,” and “critically undercapitalized.”

Immediately upon becoming undercapitalized, an institution becomes subject to prompt corrective action provisions of the FDIA, including for example, () restricting payment of capital distributions and management fees, () requiring that the FDIC monitor the condition of the institution and its efforts to restore its capital, () requiring submission of a capital restoration plan, () restricting the growth of the institution’s assets and () requiring prior approval of certain expansion proposals.

In addition, an institution generally must file a written capital restoration plan which meets specified requirements with the appropriate FDIC regional director within 45 days of the date that the institution receives notice or is deemed to have notice that it is undercapitalized, significantly undercapitalized or critically undercapitalized. An institution, which is required to submit a capital restoration plan, must concurrently submit a performance guaranty by each company that controls the institution. A critically undercapitalized institution generally is to be placed in conservatorship or receivership within 90 days unless the FDIC formally determines that forbearance from such action would better protect the deposit insurance fund.

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The following tables present the regulatory capital requirements to be classified as well capitalized and the capital ratios for the Bank, at December 31, 2005 and 2004, respectively:

The FDIC may increase such minimum requirements for all banks or for specified banks. Increases in the minimum required ratios could adversely affect the Bank, including its ability to pay dividends.

In January 2006, the FDIC, along with three other federal bank regulators, proposed interagency guidance on credit concentrations entitled, “Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices.”  In general, the proposed guidance, if adopted in its current form, would require banks with either (a) more than 100% of total capital in loans for construction and land development, or (b) more than 300% of total capital in loans secured by commercial real estate to adopt heightened risk management practices.  The Bank currently has more than 100% of total capital in loans for construction and land development and loans secured by commercial real estate in excess of 300% of total capital.

As of December 31, 2005, the Bank was well capitalized for the above purposes. The FDIC may revise capital requirements applicable to banking organizations beyond current levels. As discussed above, changes to the risk-based capital adequacy framework are currently under consideration. Accordingly, it is impossible to predict whether higher or different capital requirements will be imposed and, if so, at what levels and on what schedules. Therefore, there can be no assurance as to what effect such higher or different requirements may have on the Bank.

Brokered Deposits

Section 29 of the FDIA and FDIC regulations generally limit the ability of an insured depository institution to accept, renew or roll over any brokered deposit depending on the institution’s capital category. These restrictions have not had a material impact on the operations of the Bank because the Bank historically has not relied upon brokered deposits as a source of funding.

Activities and Investments of Insured State-Chartered Banks

Section 24 of the FDIA generally limits the activities as principal and equity investments of FDIC-insured, state-chartered banks to those that are permissible for national banks. In 1999, the FDIC substantially revised its regulations implementing Section 24 of the FDIA to ease the ability of FDIC-insured state-chartered banks to engage in certain activities not permissible for national banks, and to expedite FDIC review of bank applications and notices to engage in such activities.

Further, the GLBA permits national banks and state banks, to the extent permitted under state law, to engage in certain new activities which are permissible for subsidiaries of a FHC. In order to form a financial subsidiary, a national bank or state bank must be well-capitalized, and such banks would be subject to certain capital deduction, risk management and affiliate transaction rules, among other things. In addition, the FDIC’s final rules governing the establishment of financial subsidiaries adopt the position that activities that a national bank could only engage in through a financial subsidiary, such as securities underwriting, only may be conducted in a financial subsidiary by a state nonmember bank. However, activities that a national bank could not engage in through a financial subsidiary, such as real estate development or investment, continue to be governed by the FDIC’s standard activities ru les. The final rules provide that a state bank subsidiary that engages only in activities that the bank could engage in directly (regardless of the nature of the activities) will not be deemed to be a financial subsidiary.

Transactions with Affiliates

Under Sections 23A and 23B of the Federal Reserve Act and Regulation W promulgated thereunder, there are various legal restrictions on the extent to which a BHC, such as the Holding Company, and its nonbank subsidiaries may borrow, obtain credit from or otherwise engage in “covered transactions” with its FDIC insured depository institution subsidiaries. Such borrowings and other covered transactions by an insured depository institution subsidiary (and its subsidiaries) with its nondepository institution affiliates are limited to the following amounts:

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in the case of one such affiliate, the aggregate amount of covered transactions of the insured depository institution and its subsidiaries cannot exceed ten percent (10%) of the capital stock and surplus of the insured depository institution; and

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in the case of all affiliates, the aggregate amount of covered transactions of the insured depository institution and its subsidiaries cannot exceed twenty percent (20%) of the capital stock and surplus of the insured depository institution.

“Covered transactions” are defined by statute for these purposes to include a loan or extension of credit to an affiliate, a purchase of or investment in securities issued by an affiliate, a purchase of assets from an affiliate unless exempted by the FRB, the acceptance of securities issued by an affiliate as collateral for a loan or extension of credit to any person or company, or the issuance of a guarantee, acceptance, or letter of credit on behalf of an affiliate. Covered transactions are also subject to certain collateral security requirements. Further, a BHC and its subsidiaries are prohibited from engaging in certain tying arrangements in connection with any extension of credit, lease or sale of property of any kind, or furnishing of any service.

Community Investment and Consumer Protection Laws

In connection with its retail banking activities, the Bank is subject to a variety of federal laws designed to protect depositors and borrowers and to promote lending to various sectors of the economy and population. Included among these are:

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the CRA;

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the Electronic Funds Transfer Act;

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the Equal Credit Opportunity Act;

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the Expedited Funds Availability Act;

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the Fair Credit Reporting Act;

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the Fair Debt Collection Practices Act;

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the Home Mortgage Disclosure Act;

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the Home Ownership and Equity Protection Act;

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the Real Estate Settlement Procedures Act;

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the Truth in Savings Act; and

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the Truth in Lending Act.

The Bank is subject to rules and regulations implementing such laws which were promulgated by, among other regulators, the FRB, the FDIC, the U.S. Department of Housing and Urban Development and the Federal Trade Commission.

The CRA requires the FDIC to evaluate the Bank’s performance in helping to meet the credit needs of their entire communities, including low-and-moderate-income neighborhoods, consistent with their safe and sound banking operations, and to take this record into consideration when evaluating certain applications. The CRA does not establish specific lending requirements or programs for financial institutions, nor does it limit an institution’s discretion to develop the type of products and services that it believes are best suited to its particular community, consistent with the purposes of the CRA.

Recent amendments to CRA regulations by the FDIC have created a new classification of “intermediate small bank,” which includes banks that have $250 million or more but less than $1 billion in assets.  San Joaquin Bank currently qualifies as an “intermediate small bank” for CRA purposes.  The CRA performance of intermediate small banks is measured using a lending test and a community development test.  An intermediate small bank may elect to be treated as a large bank for CRA purposes, if it maintains the necessary data.

The FDIC’s CRA regulations for large banks are based upon objective criteria of the performance of institutions under three key assessment tests: () a lending test, to evaluate the institution’s record of making loans in its service areas; () an investment test, to evaluate the institution’s record of investing in community development projects, affordable housing, and programs benefiting low or moderate income individuals and businesses; and () a service test, to evaluate the institution’s delivery of services through its branches, ATMs, and other offices. As of the date of its most recent CRA evaluation in September of 2005, the Bank was rated in the highest category for CRA compliance, “outstanding.”

Customer Information Security

The FDIC and other bank regulatory agencies have adopted final guidelines for establishing standards for safeguarding nonpublic personal information about customers that implement provisions of the GLBA (the “Guidelines”). Among other things, the Guidelines require each financial institution, under the supervision and ongoing oversight of its Board of Directors or an appropriate committee thereof, to develop, implement and maintain a comprehensive written information security program designed to ensure the security and confidentiality  of customer information, to protect against any anticipated threats or hazards to the security or integrity of such information; and to protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any customer.

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Privacy

The GLBA requires financial institutions to implement policies and procedures regarding the disclosure of nonpublic personal information about consumers to nonaffiliated third parties. In general, the statute requires the Bank to explain to consumers its policies and procedures regarding the disclosure of such nonpublic personal information, and, except as otherwise required by law, the Bank is prohibited from disclosing such information except as provided in its policies and procedures.

The USA PATRIOT Act

The USA PATRIOT Act of 2001 (the “PATRIOT Act”), designed to deny terrorists and others the ability to obtain anonymous access to the United States financial system, has significant implications for depository institutions, broker-dealers and other businesses involved in the transfer of money. The PATRIOT Act, together with the implementing regulations of various federal regulatory agencies, requires financial institutions to implement additional or amend existing policies and procedures with respect to, among other things, anti-money laundering compliance; suspicious activities and currency transaction reporting; and due diligence on customers.

Government Policies and Legislation

The policies of regulatory authorities, including the FDIC, have had a significant effect on the operating results of commercial banks in the past and are expected to do so in the future. An important function of the Federal Reserve System is to regulate aggregate national credit and money supply through such means as open market dealings in securities, establishment of the discount rate on member bank borrowings, and changes in reserve requirements against member bank deposits. Policies of these agencies may be influenced by many factors, including inflation, unemployment, short-term and long-term changes in the international trade balance and fiscal policies of the United States government. Such policies have had, and will continue to have, a significant effect on the operating results of financial institutions.

The United States Congress has periodically considered and adopted legislation that has resulted in further deregulation of both banks and other financial institutions, including mutual funds, securities brokerage firms and investment banking firms. No assurance can be given as to whether any additional legislation will be adopted or as to the effect such legislation would have on the business of the Bank or the Holding Company. In addition to the relaxation or elimination of geographic restrictions on banks and bank holding companies, a number of regulatory and legislative initiatives have the potential for eliminating many of the product line barriers presently separating the services offered by commercial banks from those offered by non-banking institutions.

Sarbanes-Oxley

On July 30, 2002, the President signed into law the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”). The stated goals of Sarbanes-Oxley are to increase corporate responsibility, to provide for enhanced penalties for accounting and auditing improprieties at publicly traded companies and to protect investors by improving the accuracy and reliability of corporate disclosures pursuant to the securities laws.

Sarbanes-Oxley generally applies to all companies, both U.S. and non-U.S., that file or are required to file periodic reports under the Exchange Act. Sarbanes-Oxley includes very specific additional disclosure requirements and new corporate governance rules. These new requirements prompted the Securities and Exchange Commission (the “SEC”) and securities exchanges to adopt extensive additional disclosure, corporate governance and other related rules and mandated further studies of certain issues. Sarbanes-Oxley represents significant federal involvement in matters traditionally left to state regulatory systems, such as the regulation of the accounting profession, and to state corporate law, such as the relationship between a board of directors and management and between a board of directors and its committees.

Sarbanes-Oxley addresses, among other matters:

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independent audit committees for reporting companies whose securities are listed on national exchanges or automated quotation systems (the “Exchanges”) and expanded duties and responsibilities for audit committees;

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certification of financial statements by the chief executive officer and the chief financial officer;

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the forfeiture of bonuses or other incentive-based compensation and profits from the sale of an issuer’s securities by directors and senior officers in the twelve month period following initial publication of any financial statements that later require restatement;

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a prohibition on insider trading during pension fund black out periods;

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disclosure of off-balance sheet transactions;

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a prohibition on personal loans to directors and officers under most circumstances;

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expedited filing requirements relating to trading by insiders in an issuer’s securities on Form 4;

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disclosure of a code of ethics and filing a Form 8-K for a change or waiver of such code;

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“real time” filing of periodic reports;

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the formation of the Public Company Accounting Oversight Board (“PCAOB”) to oversee public accounting firms and the audit of public companies that are subject to securities laws;

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auditor independence; and

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various increased criminal penalties for violations of securities laws.

Given the extensive role of the SEC, the PCAOB and the Exchanges in implementing rules relating to Sarbanes-Oxley’s new requirements and the federalization of certain elements traditionally within the sphere of state corporate law, the impact of Sarbanes-Oxley on reporting companies will be significant. Many of the new rules promulgated by the SEC, PCAOB and Exchanges were implemented during 2004, however, other rules including but not limited to new internal control evaluation and reporting rules will only begin to be implemented in 2006 and 2007. As a result, it is impossible to predict with any precision how these new rules, regulations and changes in corporate law and governance will finally impact public companies including the Bank.

We have implemented procedures to comply with the various requirements provided in Sarbanes-Oxley and the rules promulgated by the SEC and the FDIC thereunder.

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COMPARATIVE DESCRIPTION OF COMMON STOCK

General

The Holding Company is a California corporation and, accordingly, is governed by the CGCL and its Articles of Incorporation and Bylaws.  The Bank is a California corporation and, accordingly, has been and will be, through the Effective Date of the Merger, also governed by the CGCL and by its Articles of Incorporation and Bylaws.  The holders of Bank common stock will, upon the completion of the Reorganization, become shareholders of the Holding Company, and their rights as such will be governed by the CGCL and the Holding Company’s Articles of Incorporation and Bylaws.

The following is a general comparison of the rights of the shareholders of the Bank under the Bank’s Articles of Incorporation and Bylaws, on the one hand, and the rights of Holding Company shareholders (the holders of the Holding Company common stock after the Merger) under the Holding Company’s Articles of Incorporation and Bylaws, on the other hand.  This discussion is only a summary of certain provisions and does not purport to be a complete description of such similarities and differences, and is qualified in its entirety by reference to the CGCL, the California Financial Code, the common law thereunder, and the full text of the Holding Company’s Articles of Incorporation, the Holding Company’s Bylaws, the Bank’s Articles of Incorporation and the Bank’s Bylaws.

Authorized Capital

The authorized capital stock of the Holding Company consists of 20,000,000 shares of authorized common stock and 5,000,000 shares of authorized preferred stock.  The authorized capital stock of the Bank consists of 10,000,000 shares of common stock, no par value per share, 3,474,212 of which were outstanding as of April 25, 2006 and 5,000,000 shares of authorized preferred stock.   No shares of preferred stock were outstanding as of April 25, 2006.

Assuming the consummation of the Reorganization and no exercise of stock options and no sale or issuance of any Bank shares of common stock after April 25, 2006, the Holding Company will issue 3,474,212 shares of its common stock to existing shareholders of the Bank on the basis of one share of Holding Company common stock for each share of common stock of the Bank.  After consummation of the proposed Reorganization, there will be 3,474,212 shares of common stock issued and outstanding (assuming no exercise of stock options and no sale or issuance of any Bank shares of common stock after April 25, 2006 ) and no shares of preferred stock issued and outstanding.  Therefore, the Holding Company will have approximately 16,525,788 shares of its authorized common stock and 5,000,000 shares of authorized preferred stock available for future issuance by the Board of Directors for any proper corporate purpose. &nbs p;

The balance of the Holding Company’s authorized capital stock will be available to be issued when and as the Board of Directors of the Holding Company determines it advisable to do so.  Such shares of capital stock could be issued for the purpose of raising additional capital, in connection with acquisitions of other businesses, or for other appropriate purposes.  Generally, the Board of Directors of the Holding Company has the authority to issue shares of common stock and preferred stock to the extent of the number of authorized unissued shares without obtaining the approval of existing holders of common stock.

The issuance of additional shares of Holding Company common stock and preferred stock could adversely affect the voting power of holders of common stock and would dilute your percentage ownership of the shareholders’ equity of the Holding Company.  None of the shareholders of the Bank have preemptive rights with respect to their shares, and following consummation of the reorganization, none of the shareholders of the Holding Company will have any preemptive rights associated with the shares issued in the reorganization.  There are no present plans, understandings, arrangements or agreements to issue any additional shares of Holding Company common stock and preferred stock other than pursuant to the stock option plans to be assumed by the Holding Company.

Voting Rights

Each share of common stock of the Holding Company and the Bank entitles the holder thereof to one vote on all matters, except in the election of directors.  Shareholders of the Bank have, and shareholders of the Holding Company will have, cumulative voting rights as to the election of directors.  See “Comparative Description of Common Stock—Cumulative Voting” below.

Nominations for election to the Board of Directors, made other than by the Board of Directors, must be made in accordance with the procedures set forth in the Holding Company’s Bylaws, which are the same as the procedures set forth in Article II, Section 2.3.1 of the Bank’s Bylaws.  In addition, directors must satisfy certain qualifications set forth in the Holding Company’s Bylaws, which are substantially the same as the qualifications set forth in Article II, Section 2.3.2 of the Bank’s Bylaws.  See “Anti-Takeover Measures—Director Qualification and Nomination Procedures,” above.

Liquidation Rights

In the event of liquidation, holders of common stock of the Holding Company and the Bank are entitled to similar rights as to assets distributable to shareholders on a pro rata basis.

Cumulative Voting

Each share of common stock of the Bank entitles the holder thereof to one vote on all matters except for the election of directors where shareholders are entitled to vote cumulatively if a shareholder gives notice of an intention to cumulate votes prior to the voting.  Each share of common stock of the Holding Company entitles the holder thereof to one vote on all matters except for the election of directors where shareholders are entitled to vote cumulatively if a shareholder gives notice of an intention to cumulate votes prior to the voting.  A shareholder voting cumulatively may cast votes equal to the number of shares he or she owns times the number of Directors to be elected in favor of one nominee or allocate such votes among the nominees as he or she determines.  However, pursuant to Section 708 of the CGCL and Article Seven of the Holding Company’s Bylaws, once the Holding Company’s stock becomes qualified as a “listed corporation” within the meaning of Section 301.5 of the CGCL, no cumulative voting will be permitted for the election of directors.  The Board of Directors of the Holding Company has no current plans to cause the Holding Company to become qualified as a “listed corporation.”

Indemnification

The Holding Company’s Articles of Incorporation and Bylaws provide for indemnification of officers, directors, employees and agents to the fullest extent permitted by California law and provide for the elimination of liability of directors for monetary damages to the fullest extent permissible under California law and provide further for indemnification (by by-law, agreement or otherwise) of agents to the fullest extent permissible under California law.

Under certain circumstances, the provisions regarding indemnification may not be applicable under certain federal banking and securities laws and regulations.  For instance, we have been advised that in the opinion of the Securities and Exchange Commission, insofar as indemnification for liabilities arising under the Securities Act may be permitted to the Holding Company’s directors, officers and controlling persons pursuant to the Holding Company’s Article of Incorporation and Bylaws, or otherwise, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Dividend Rights

Dividends may be paid on common stock of the Holding Company as are declared by the Board of Directors out of funds legally available therefor.  The Holding Company is required to comply with California law with respect to, among other things, distributions to shareholders.

Dividends may be paid on common stock of the Bank as are declared by the Board of Directors out of funds legally available therefor.  Dividends paid by the Bank on its common stock must be declared from the lesser of retained earnings or the Bank’s net income for its last three fiscal years (less any distributions made to shareholders during such period).  In the event a bank has no retained earnings or net income for its last three fiscal years, cash dividends may be paid in an amount not exceeding the net income for such bank’s last preceding fiscal year only after obtaining the prior approval of the Commissioner of Financial Institutions. The Commissioner of Financial Institutions may order the bank to refrain from making a proposed distribution if the making of the distribution by the bank would be unsafe or unsound.

State Anti-Takeover Statute

Under the CGCL, if a party that makes a tender offer or proposes to acquire a corporation by a reorganization or certain sales of assets is controlled by such corporation or an officer or director of such corporation, or if a director or executive officer of such corporation has a material financial interest in such party (each an “Interested Party Proposal”); (i) an affirmative opinion in writing as to the fairness of the consideration to the shareholders of such corporation must be delivered to shareholders of such corporation; and (ii) such shareholders must be (a) informed of certain later tender offers or written proposals for a reorganization or sale of assets made by other persons, and (b) afforded a reasonable opportunity to withdraw any vote, consent or proxy previously given or shares previously tendered in connection with the Interested Party Proposal.

Anti-Takeover Provisions

A vote of the holders of at least a majority of the outstanding shares of common stock of the Bank is required to effectuate a voluntary liquidation of the Bank, reorganization of the Bank, merger or reorganization of the Bank with another bank, or the increase or decrease of the Bank’s authorized or outstanding capital stock.  Similarly, a majority vote of each class of the outstanding stock is required for such transactions of the Holding Company, unless a higher or lower voting requirement is established in the Holding Company’s Articles of Incorporation.

Under both the Bank’s and the Holding Company’s Articles of Incorporation, the Board of Directors of each company have the authority, without further action by the stockholders, to issue from time to time the preferred stock in one or more series and to fix the number of shares of any series of preferred stock and to determine the designation of any such series.  The Board of Directors of each company also have the authority to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock, and, within certain limits and restrictions, to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series.  This “blank check preferred” provision has an anti-takeover effect because the Boards’ authority to act is not conditioned on approval by the shareholders.< /P>

REPORTS

The Bank files periodic reports with the FDIC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Subsequent to the consummation of the Reorganization, the Holding Company as “successor” to the Bank will assume the Bank’s reporting obligations under the Exchange Act and file similar reports with the SEC.  Assuming the Reorganization is consummated in 2006, the Holding Company will deliver to the shareholders of the Holding Company an annual report containing audited financial information as required under the Exchange Act.  While the Holding Company will file quarterly reports with the SEC, copies of which may be obtained from the SEC, the Holding Company is not obligated and does not currently intend to provide copies of such quarterly reports to shareholders.

LEGAL OPINION

Certain legal matters in connection with the issuance of common stock of the Holding Company in the Reorganization will be passed upon by Kirkpatrick & Lockhart Nicholson Graham LLP, San Francisco, California.

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SHAREHOLDER PROPOSAL GUIDELINES

In the event the Reorganization is approved and effected, the Bank will cease to be publicly held and the shareholders of the Bank will become shareholders of the Holding Company.  The Holding Company’s Bylaws will then govern the submission of nominations for directors or other business proposals that a shareholder wishes to have considered at a meeting of shareholders of the Holding Company, but which are not included in the Holding Company’s proxy statement for that meeting.

Under the Holding Company’s Bylaws, notice of any business item proposed to be brought before an annual meeting by a shareholder must be received by the Corporate Secretary of the Holding Company at the Holding Company’s principal executive office not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the shareholder to be timely must be so delivered or mailed and received not earlier than ninety (90) days prior to such annual meeting and not later than the close of business on the later of the sixty (60) days prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

To be considered for inclusion in the Bank’s or the Holding Company’s Proxy Statement and form of proxy for next year’s Annual Meeting, shareholder proposals must be delivered to the Corporate Secretary of the Bank or the Holding Company, as the case may be, 1301 – 17th Street, Bakersfield, California 93301, no later than 5:00 p.m. on January 9, 2007.  However, if the date of next year’s Annual Meeting is changed by more than 30 days from the date of this year’s Meeting, the notice must be received by the Corporate Secretary a reasonable time before we begin to print and mail our Proxy Statement.  All such proposals must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

In order for business, other than a shareholder proposal included in the Bank’s or the Holding Company’s Proxy Statement, to be properly brought before next year’s Annual Meeting of Shareholders, the shareholder must give timely written notice to the Secretary of the Corporation and must otherwise comply with the Bank’s or the Holding Company’s Bylaws, as applicable.  To be timely, written notice must be received by the Secretary of the Corporation at least 30 days but no more that 60 days before the scheduled date of the meeting. A shareholder’s notice must set forth a brief description of the business desired to be brought before the Meeting, the name and residence address of the shareholder proposing such business, the number of shares of the corporation’s common stock that are owned by the shareholder and any material interest of the shareholder in such business.

The Bank or the Holding Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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SHAREHOLDER COMMUNICATION TO BOARD OF DIRECTORS

The Board encourages that written communication from shareholders be sent to:  Corporate Secretary, San Joaquin Bank, 1301 – 17th Street, Bakersfield, CA 93301. You should include your name and address in the written communication and indicate whether you are a shareholder. All communication will be reviewed and processed by the Corporate Secretary.  Correspondence requesting corporate information or asking questions that can more efficiently be addressed by management or a particular department will be forwarded to the appropriate manager or department for response.  However, shareholder communication regarding employee fraud, financial reporting issues, internal control/risk issues, corporate governance/oversight issues or other matters appropriately handled by the Board will be forwarded to the Board, a Committee of the Board, or appropriate Board member. The Corporate Secretary may summarize lengthy, repe titive or duplicative communications.

Following the Reorganization, any written communication from shareholders should be sent to: Corporate Secretary, San Joaquin Bancorp, 1000 Truxtun Avenue, Bakersfield, California 93301, (661) 281-0360.  All communications will be reviewed and processed in the same manner as described above.

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OTHER MATTERS

Management and the Board of Directors of the Bank do not know of any matters to be presented at the Annual Meeting other than those specifically referred to herein.  If any other matters should properly come before the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

The cost of the solicitation of proxies in the accompanying form will be borne by the Bank.  The Bank will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.

BY ORDER OF THE BOARD OF DIRECTORS

Bruce Maclin

Bart Hill

Chairman of the Board

President & Chief Executive Officer

Dated:  May 15, 2006

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SAN JOAQUIN BANK

AUDIT COMMITTEE CHARTER

Amended and Restated by the Board of Directors:  March 21, 2006

STATEMENT OF POLICY

The Audit Committee (the “Committee”) shall provide assistance to the Board of Directors in overseeing the financial reporting process, the systems of internal accounting and financial controls, the performance and independence of the external and internal auditors, and the annual independent audit of the Corporation’s financial statement.

The primary responsibility of the Committee is to oversee the Corporation’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board of Directors.  It is not the duty of the Committee to plan or conduct audits, to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to assure compliance with laws.  These are the responsibilities of management, the internal auditor and the external auditor. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Corporation and are not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the external auditor’s work or auditing standards.  Each member of the Committee is entitled to rel y on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP AND PROCEDURES

Committee Authority

The Committee shall be directly responsible for the compensation and oversight of the work of the external auditor or internal auditor (including resolution of disagreements between management and the external or internal auditor) for the purpose of preparing the Corporation’s financial statements.  The external auditor and the internal auditor shall report directly to the Committee.  The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel, internal auditor or external auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage, at the Bank’s expense, outside auditors for special audits, reviews and other procedures and to retain outside or special counsel and other experts or c onsultants, without prior permission of the Bank’s Board of Directors or its management.

Membership and Appointment

The Committee shall comprise not fewer than three members of the Board of Directors, as shall be appointed from time to time by the Board of Directors based on recommendations from the Chairman of the Board of Directors.

Chairperson

A chairperson of the Committee (the “Chairperson”) shall be designated by the Board of Directors.  The Chairperson has the authority to prepare and/or approve an agenda in advance of any meeting.

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Qualifications

Each member of the Committee shall meet the independence requirements of the NASDAQ and all pertinent FDIC rules and regulations with respect to audit committee members.  The Board of Directors shall endeavor to appoint at least one member to the Committee who is an audit committee “financial expert” as defined by the SEC.  At least annually, the Board of Directors shall determine whether all existing and potential Committee members are independent of management of the Bank.

Meetings and  Evaluations

The Committee shall meet at least four times annually, or more frequently as circumstances dictate.  From time to time, to the extent the Committee so determines, it may make recommendations to the Board of Directors for changes or modifications to the Audit Committee Charter.

Internal Audit Function

For purposes of this Committee Charter, the terms “internal audit,” “internal auditor” and “internal audit function” may refer to an individual or individuals who are employed by the Corporation in the capacity of Internal Auditor(s), or if the Corporation’s Board of Directors or the Committee elects to outsource the internal audit function, these terms may refer to, as appropriate, an outside, independent audit firm that provides internal audit services.

RESPONSIBILITIES AND PROCESSES

The following shall be the principal recurring processes of the Committee in carrying out its oversight functions.  The processes are set forth below as a guide with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

1.

The Committee shall approve the fees and other significant compensation to be paid to the external auditor.

2.

In connection with the approval of the external auditor’s fees and other compensation, the Committee shall consider whether the external auditor’s performance of any non-audit services is compatible with the external auditor’s independence.

3.

Annually, the Committee shall recommend to the Board of Directors the selection of the Corporation’s external auditor, subject to shareholder ratification of the selection, if such ratification is required or sought.  Additionally, the Committee should:

(a)

discuss with the external auditor its internal quality-control procedures and any material issues raised by the most recent internal quality control review or peer review of the external auditor or any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditor and the steps taken to deal with those issues; and

(b)

ensure that the external auditor submits annually a formal written statement delineating all relationships between the external auditor and the Corporation.  The Committee is responsible for engaging in a dialogue with the external auditor with respect to such disclosed relationships that may impact the objectivity and independence of the external auditor and recommend that the Board of Directors take appropriate action to satisfy itself of the external auditor’s independence.

4.  The Committee shall discuss with the external auditor and internal auditor the overall scope and plans for their respective audit examinations including staffing, locations, reliance upon management and general audit approach.

5.

The Committee shall discuss with management, the internal auditor and the external auditor the integrity of the Corporation’s financial reporting processes and controls including the adequacy and effectiveness of the accounting and financial records and system for monitoring and managing business risk and legal compliance programs.  Further, the Committee shall meet separately with the internal auditors and the external auditor, with and without management present, to discuss the results of their examinations.

6.

The Committee shall review and discuss with management, the internal auditor and the external auditor the Corporation’s interim financial results to be included in the Corporation’s quarterly reports filed with the Federal Deposit Insurance Corporation, and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented (“SAS No. 61”)..

7.

In connection with regulatory examinations, the Committee shall review and evaluate the examination results relating to financial reporting and when it determines it is appropriate, make recommendations to the Board of Directors regarding the financial reporting of the Corporation in any area criticized by state and federal bank regulatory agencies.

8.

The Committee shall review with management, the internal auditor and the external auditor the financial statements to be included in the Corporation’s Form 10-K (or the annual report if distributed prior to filing of Form 10-K), as well as the auditor’s judgment about the quality, not just acceptability, of the Corporation’s accounting principles as applied in its financial reporting.  The review shall also include a discussion of the reasonableness of the judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosures.  In addition, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the  external auditor under generally accepted auditing standards, including the matters required to be dis cussed by SAS No. 61.

9.  Based on its review and discussions of items 3(b) and 8, the Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K).

10.

The Committee shall review disclosures made to the Committee by the Corporation’s management during their certification process for the Corporation’s Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

11.

The Committee, as a whole, or through the Chairperson, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management, the internal auditor and the external auditor prior to the filing of the Corporation’s Reports on Form 10-Q or 10-K, or as soon as practicable if the communications cannot be made prior to its filings.

12.

The Committee shall discuss the results of the audit with the external auditor prior to release of the year-end earnings and generally discuss earnings press releases as well as financial information and earnings guidance provided to financial analysts and rating agencies.

14.

The Committee shall review the performance, appointment and replacement of the internal auditor (and any outside firms selected by the Committee to support the internal audit function). Additionally, the Committee shall review changes in plan, activities, organizational structure and qualifications of the internal audit firm, as needed, and consider significant reports prepared by the internal audit function together with management’s response and follow-up to these reports.

15.

The Committee shall establish procedures for:

(a)

The receipt, retention, investigation and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters (including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute  a violation of the Corporation’s accounting policies);

(b)

The confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters or reports of retaliation against employees who make allegations or reports related to accounting, ethical conduct or legal or regulatory matters; and

(c)

Review and approval of all related party transactions required to be disclosed by Item 404 of Regulation S-K for potential conflicts of interest except for those related party transactions which have been reviewed and approved by another independent committee of the Board.

In the discretion of the Committee, responsibilities of the Audit Committee created by the procedures in this item may be delegated to the Chairman of the Committee except with respect to approval of related party transactions in subsection (c) above.

REPORTS

1.

The Committee shall prepare or cause the preparation of the report required by the rules of the Securities Exchange Commission for inclusion in the Corporation’s annual proxy statement.

2.

The Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.

AMENDMENT

This Charter and any provision contained herein may be amended or repealed by a majority of the Board of Directors.

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VOTE BY INTERNET OR MAIL
QUICK ★★★ EASY ★★★ IMMEDIATE

SAN JOAQUIN BANK

Voting by Internet is quick, easy and immediate. As a shareholder of San Joaquin Bank, you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on June 19, 2006.

To Vote Your Proxy by Internet

www.continentalstock.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING ELECTRONICALLY.

To Vote Your Proxy by Mail

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

The Board of Directors recommends a "FOR" vote on each of Items 1 through 3, below. The proxies will have discretionary authority to vote in accordance with their judgment on any other matter that comes before the meeting. Unless otherwise specified, this proxy will be voted FOR all nominees, and FOR Proposals 2 and 3.

Please mark your votes like this **X**

1. To elect the following ten (10) persons to the Board of Directors to serve until the 2007 Annual Meeting of Shareholders and until their successors shall be elected and qualified:

   FOR ALL NOMINEES except for the nominee(s) named, if any: ☐ WITHHOLD ALL NOMINEES ☐

01 Donald S. Andrews	06 Virginia (Ginger) Moorhouse
02 Rogers Brandon	07 Louis J. Barbich
03 Robert B. Montgomery	08 Bart Hill
04 Melvin D. Atkinson	09 Elvin G. Berchtold
05 Jerry Chicca	10 Bruce Maclin

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee(s) name in the space provided below.)

   ____

3. To approve the Bank Holding Company Reorganization. FOR ☐ AGAINST ☐ ABSTAIN ☐

   This Proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the Proxy Holders will vote "FOR" the above proposals.

   If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

   I/We do ☐ do not ☐ expect to attend this meeting.
   Number expected to attend: ______________

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature: ______________________ **Signature:** ______________________ **Date:** ____________, 2006

Please sign exactly as shown at right and give your full title, if applicable. If acting as attorney, executor, trustee or in other representative capacity, please provide title.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

SAN JOAQUIN BANK

Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoint(s) E.G. Berchtold, Louis J. Barbich and Robert B. Montgomery, and any of them, each with full power of substitution as proxy of the undersigned, to attend the Annual Meeting of the Shareholders of San Joaquin Bank (the “Bank”) to be held at the Bank’s Rosedale Office located at 3800 Riverlakes Drive, Bakersfield, California 93312, at 4:00 p.m. PDT, on Tuesday, June 20, 2006 and any postponement or adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below and described in the accompanying Proxy Statement:

Your Internet vote authorizes the persons named above to vote your shares in the same manner as if you marked, signed and returned your proxy card.

See reverse for voting instructions.